Exhibit 10.19

EXECUTION VERSION
APN No. 164-01-312-002
This instrument was
prepared by and when recorded
return to:
Daniel J. Favero, Esq.
Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS
AND FIXTURE FILING STATEMENT
Dated as of July 20, 2018
From
CLARK COUNTY LAS VEGAS STADIUM, LLC
(the “Grantor”)
To
FIRST AMERICAN TITLE INSURANCE COMPANY, A NEBRASKA CORPORATION,
as Deed of Trust Trustee
(the “Trustee”)
for the benefit of
WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE
(the “Beneficiary”)

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ATTACHMENTS TO THE DEED OF TRUST:
EXHIBIT A          -          Legal Description of Real Property
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DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING STATEMENT DATED as of July 20, 2018 (the “Deed of Trust"), from Clark County Las Vegas Stadium, LLC, a limited liability company organized under the laws of the State of Delaware (the “Grantor"), having its principal office at 13355 Noel Rd 22nd Floor, Dallas, Texas 75240, to First American Title Insurance Company, a Nebraska corporation, as Deed of Trust Trustee (the “Trustee") whose address is 2500 Paseo Verde Parkway #120, Henderson, Nevada 89074, for the benefit of Wells Fargo Trust Company, National Association, as Trustee, as trustee under that certain Pass-Through Trust Agreement and Declaration of Trust dated as of the date hereof (the “Beneficiary"), whose address is MAC: UI228-051, 299 South Main Street, 5th Floor, Salt Lake City, Utah 84111.
This Deed of Trust is also a Security Agreement and financing statement under the Uniform Commercial Code of the State of Nevada and in compliance therewith the following information is set forth:
1.The names and addresses of the Debtor and Secured Party are:

Debtor:	Clark County Las Vegas Stadium, LLC
13355 Noel Rd 22nd Floor
Dallas, Texas 75240
Attention: Legal Department

Secured Party:	Wells Fargo Trust Company, National
Association, as Trustee
MAC: U1228-051
299 South Main Street, 5th Floor
Salt Lake City, Utah 84111
Attention: Corporate Trust Lease Group
LVCVA (Las Vegas, NV)
2.The property covered by this Security Agreement and financing statement is described in the Granting Clauses hereof.
3.Some or all of the fixtures, equipment and other property described herein are or may become fixtures.
4.The Debtor is the record owner of the real estate described in Exhibit A attached hereto and made a part hereof.

RECITALS
A.The Grantor and the Beneficiary have executed and delivered the Note Purchase Agreement dated as of the date hereof (the "Note Purchase Agreement”) providing for the commitment of the Beneficiary to purchase the 4.92% Senior Secured Note, due on the Maturity Date (as defined therein) (the "Note”) of the Grantor in the principal amount of up to $51,231,000.00, to be dated the date of issue, expressed to bear interest from the date of issue until maturity at the rate of 4.92% per annum and will amortize as set forth in the amortization

Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
schedule attached thereto. Interest on the Note will be computed on the basis of a 360-day year of twelve 30-day months.
B.The Grantor has entered into the Naming Rights and Marketing Agreement dated as of the Effective Date (as defined therein) related to the Property described in Granting Clause First below with Las Vegas Convention and Visitors Authority, a government entity of the State of Nevada (the “LVCVA ”) (such Naming Rights and Marketing Agreement as it may heretofore or hereafter be amended, supplemented or modified and any replacement or substitution thereof is herein referred to as the “Naming Rights Agreement”) and is assigning all of its right, title and interest in and to the Sponsorship Fees (as defined in the Naming Rights Agreement) to the Beneficiary pursuant to this Deed of Trust and that certain Security Agreement and Collateral Assignment of Naming Rights and Marketing Agreement dated as of the date hereof from the Grantor to the Beneficiary (the “Security Agreement”).
C.The Note, as may be amended from time to time, and all principal thereof, premium, if any, and interest thereon and all additional amounts and other sums at any time due and owing from, and required to be paid by the Grantor under the terms of the Note, the Note Purchase Agreement, this Deed of Trust and the other Operative Agreements (as defined herein) are collectively hereinafter sometimes referred to as the “Indebtedness Hereby Secured. "
D.The Grantor is duly authorized under all applicable provisions of law and its Organizational Documents (as defined herein) to issue the Note, to execute and deliver this Deed of Trust and to encumber, convey and assign the Granted Property (as defined herein) to the Beneficiary as security for the Indebtedness Hereby Secured and all action and all consents, approvals and other authorizations and all other acts and things necessary to make this Deed of Trust the valid, binding and legal instrument for the security of the Indebtedness Hereby Secured have been done and performed.
NOW, THEREFORE, THIS DEED OF TRUST WITNESSETH: That the Grantor, in consideration of the premises, the purchase and acceptance of the Note by the Beneficiary and of the sum of Ten Dollars received by the Grantor from the Beneficiary and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on the Note according to its tenor and effect, and to secure the payment of all other Indebtedness Hereby Secured and the performance and observance of all the covenants, agreements and conditions contained in or incorporated by reference into the Note, this Deed of Trust, the Note Purchase Agreement or the other Operative Agreements, the Grantor docs hereby grant, warrant, assign, pledge, sell, demise, bargain, convey, transfer, set over and hypothecate unto the Trustee in trust for the benefit of the Beneficiary, its successors and assigns, forever, With Power of Sale, and right of entry and possession to the extent permitted by law, and grants to the Trustee for the benefit of the Beneficiary, its successors and assigns, forever, a security interest in and to all and singular the following described properties, rights, interest and privileges and all of the Grantor’s estate, right, title and interest therein, thereto and thereunder (all of which properties, rights, interests and privileges hereby encumbered, assigned, pledged and hypothecated or intended so to be are hereinafter collectively referred to as the “Granted Property”):
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GRANTING CLAUSE FIRST
THE PROPERTY
The parcel of land in County of Clark, City of Summerlin, State of Nevada, described in Exhibit A attached hereto and made a part hereof, together with the entire interest of the Grantor in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Grantor, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus and all elevators and escalators) and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Grantor in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Grantor in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Grantor either in law or in equity, in possession or expectancy, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Grantor and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the lien of this Deed of Trust, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rents, income, revenues, awards, issues and profits thereof, and the present and continuing right to make claim for, collect, receive and receipt for any and all of such rents, income, revenues, awards, issues and profits arising therefrom or in connection therewith (collectively, the '‘Property").
GRANTING CLAUSE SECOND
THE NAMING RIGHTS AGREEMENT, ALL LEASES, RENTS AND LEASE GUARANTIES
The all Leases (defined below), if any, and all of the Grantor’s estate, right, title, interest, claim and demand in, to and under all Leases and, after the occurrence and during the continuance of an Event of Default, the Naming Rights Agreement and all of Grantor’s estate, right, title, interest, claim and demand in, to and under the Naming Rights Agreement, including all extensions and renewals of the term thereof, and all existing or future amendments, supplements or modifications of the Naming Rights Agreement and all Leases (and to any short memorandum form of the Naming Rights Agreement and all Leases executed for recording purposes), together with all rights, powers, privileges, options and other benefits of the Grantor, if any, in, to and under all Lease Guaranties (as defined herein), if any, and all rights, powers, privileges, options and other benefits of the Grantor under the Naming Rights Agreement and all
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
Leases, including, without limitation, (a) the immediate and continuing right (whether or not an Event of Default under this Deed of Trust shall have occurred and be continuing) to receive and collect all Sponsorship Fees and all other payments and all rents (whether as sponsorship fee, fixed rent, basic rent, percentage rent, additional rent or otherwise), income, revenues, issues, profits, insurance proceeds, condemnation awards, bankruptcy claims, liquidated damages, purchase price proceeds and other payments, tenders and security payable to or receivable by the Grantor under the Naming Rights Agreement and all Leases; (b) if the LVCVA exercises any right, the right and power (such power and right being coupled with an interest) to, after the occurrence and during the continuance of an Event of Default, execute and deliver as agent and attorney-in-fact of the Grantor under the Naming Rights Agreement and all Leases, an appropriate deed or other instruments of transfer necessary or appropriate for the conveyance and transfer to the purchaser of the Granted Property or the portion thereof being so purchased, and all interest of the landlord therein and to perform in the name and for and on behalf of the landlord, as such agent and attorney-in-fact, any and all other necessary or appropriate acts with respect to any such purchase, conveyance and transfer; (c) the right to make all waivers, consents and agreements; (d) the right to give and receive copies of all notices and other instruments or communications; (e) the right to take such action upon the occurrence of an event of default or default under the Naming Rights Agreement, any Leases and the Lease Guaranties, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Naming Rights Agreement, all Leases, the Lease Guaranties, or by law; and (f) the right to do any and all other things whatsoever which the Grantor or any landlord is or may be entitled to do under the Naming Rights Agreement, all Leases and the Lease Guaranties, or by law.
GRANTING CLAUSE THIRD
CONDEMNATION AWARDS
All of the right, title and interest of the Grantor in and to any award or awards or settlements or payments heretofore made or hereafter to be made by any municipal, county, state or federal authorities to the present or any subsequent owners of the Granted Property, including without limitation any award or awards, or settlements or payments, hereafter made resulting from (i) condemnation proceedings or the taking of the Granted Property, or any part thereof, under the power of eminent domain; or (ii) the alteration of grade or the location or the discontinuance of any street adjoining the Granted Property or any portion thereof, or (iii) any other injury to or decrease in value of the Granted Property; and the Grantor hereby agrees to execute and deliver from time to time such further instruments as may be requested by the Beneficiary to confirm such assignment to Beneficiary of any such award, damage, payment or other compensation.
GRANTING CLAUSE FOURTH
PERSONAL PROPERTY
All tangible and intangible personal property now owned or at any time hereafter acquired by the Grantor of every nature and description, and used in any way in connection with the Granted Property, or any other portion of the same, including, without limitation, all
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
inventory; goods; materials; supplies; equipment; furnishings; fixtures; accounts; accounts receivable; chattel paper; documents; instruments; investment property; money; bank accounts (including, without limitation, the Escrow Reserves (as defined in the Escrow and Servicing Agreement (as defined herein)) and any accounts or reserves held by Beneficiary or by the Escrow Agent (as defined herein) under the terms of the Escrow and Servicing Agreement); deposit accounts; security deposits; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights (including, without limitation, the Grantor’s rights to receive Sponsorship Fees under the Naming Rights Agreement), plans and specifications; permits, licenses and general intangibles; the rights of the Grantor under contracts, with respect to the Granted Property or any portion thereof; signs, brochures, advertising and good will.
GRANTING CLAUSE FIFTH
OTHER AND AFTER-ACQUIRED PROPERTY
Any and all moneys and other property (including each amendment or supplement to any and all instruments included in the Granted Property) which may from time to time, by delivery to the Trustee or the Beneficiary or by any instrument, including this Deed of Trust, be subjected to the lien hereof by the Grantor or by anyone on the behalf of the Grantor or with the consent of the Grantor, or which may come into the possession or be subject to the control of the Trustee or the Beneficiary pursuant to this Deed of Trust, or pursuant to any instrument included in the Granted Property, it being the intention of the Grantor and the Beneficiary and it being hereby agreed by them that all property hereafter acquired by the Grantor and required to be subjected to the lien of this Deed of Trust or intended so to be shall forthwith upon the acquisition thereof by the Grantor be as fully embraced within the lien of this Deed of Trust as if such property were now owned by the Grantor and were specifically described in this Deed of Trust and granted hereby or pursuant hereto.
GRANTING CLAUSE SIXTH
PROCEEDS, PRODUCTS, PROFITS, OFFSPRING, ETC.
All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds of insurance and condemnation awards and payments and all products, offspring, profits, additions, accessions, substitutions and replacements of any of the foregoing it being intended that all Granted Property, including without limitation, any and all such proceeds, products, offspring, profits, additions, accessions, substitutions and replacements, owned or held by the Company prior to any bankruptcy filing or similar action or proceeding shall continue to be subject to the lien of this Deed of Trust after any such bankruptcy filing or similar action or proceeding.
SUBJECT, HOWEVER, as to all property or rights in property at any time subject to the lien hereof (whether now owned or hereafter acquired), to the following:
(a)The agreement of the parties hereto that any and all improvements, trade fixtures, signs, furniture, furnishings, equipment, machinery or other tangible or intangible personal property located on the Granted Property not owned by the Grantor,
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
whether or not classified as fixtures under applicable law, are expressly excluded from the lien and security interest created by this Deed of Trust, and that the same shall in no instance be deemed to be encompassed within the term “GrantedProperty", and
(b)The Permitted Encumbrances, as defined in Section 1 hereof; and
(c)Excepted Rights.
TO HAVE AND TO HOLD the Granted Property unto the Trustee for the benefit of the Beneficiary and its successors and assigns, in fee simple title forever, with the purpose of securing performance of each agreement, covenant and warranty of the Grantor contained in the Operative Agreements and payment of all Indebtedness Hereby Secured.
IN TRUST, NEVERTHELESS, WITH POWER OF SALE (to the extent permitted by law), upon the terms and trusts herein set forth for the benefit and security of all present and future holders of the Indebtedness Hereby Secured in accordance with its terms and all other sums payable hereunder or under the Note, and for the performance and observance of the Note and this Deed of Trust, all as herein set forth.
PROVIDED, NEVERTHELESS, and these presents are upon the express condition that if the Grantor performs the covenants herein contained and pays to the Beneficiary, its successors or assigns, the full amount of all Indebtedness Hereby Secured, the estate, right and interest of the Beneficiary in the property hereby conveyed shall cease and this Deed of Trust shall be reconveyed.
It is agreed and understood by the parties hereto that:
1.This Deed of Trust is intended to and shall constitute security for the entire Indebtedness Hereby Secured.
2.Any part of the security herein described, and any security described in any other deed of trust, assignment of lease or other instrument now or hereafter given to secure the indebtedness which is secured by this Deed of Trust, may be released by the Beneficiary without affecting the lien hereof on the remainder.
3.The Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Granted Property marshalled upon any foreclosure of the lien hereof, or to have the Granted Property hereunder and the property covered by any other deed of trust or assignment of lease securing the Note marshalled upon any foreclosure of any of said deeds of trust or assignments of leases, and agrees that any court having jurisdiction to foreclose such lien may order the Granted Property sold as an entirety.
4.Upon the occurrence and during the continuance of an Event of Default hereunder, the Beneficiary has, among other things, the right to foreclose on the Granted Property and dispose of the same. To the extent permitted by law, the Beneficiary’s deed or other instrument of conveyance, transfer or release (which, if permitted by law, may be in the name of the Beneficiary or as attorney for the Grantor and the Beneficiary hereby
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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is irrevocably appointed) shall be effective to convey and transfer to the grantee an indefeasible title to the property covered thereby, discharged of all rights of redemption by the Grantor or any person claiming under it, and to bar forever all claims by the Grantor or the said Beneficiary to the property covered thereby and no grantee from the Beneficiary shall be under any duty to inquire as to the authority of the Beneficiary to execute the same, or to see to the application of the purchase money.
5.The assignment made under Granting Clause Second and Section 2.18 hereof is executed as a present, unconditional and absolute assignment and not merely as collateral security, and the execution and delivery of this Deed of Trust shall not in any way impair or diminish any obligations of the Grantor under the Naming Rights Agreement nor impair, affect or modify any of the terms and conditions of the Note or the Note Purchase Agreement, nor shall any of such obligations be imposed upon the Trustee or the Beneficiary, including but not limited to collecting Sponsorship Fees or other payments or enforcing performance by the LVCVA. Without limiting the generality of the foregoing, the Beneficiary shall not be obligated to perform or discharge, nor does the Beneficiary hereby undertake to perform or discharge, any obligation, duty or liability under the Naming Rights Agreement, or under or by reason of this Deed of Trust; and it is further understood and agreed that this Deed of Trust shall not operate to place responsibility for the control, care, management or repair of the Granted Property upon the Beneficiary, nor for the carrying out of any of the terms and conditions of the Naming Rights Agreement, nor shall it operate to make the Beneficiary responsible or liable for any waste committed on the Granted Property by the LVCVA or any other parties, or for any dangerous, non-complaint or defective condition of the Granted Property, or for any negligence of the management, upkeep, or repair or control of the Granted Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. The Beneficiary may, at its option, although it shall not be obligated to do so, after giving written notice to the LVCVA and the Grantor, perform any Naming Rights Agreement covenant for and on behalf of the Grantor and may recover any money advanced, for any such purpose from the Grantor on demand, with interest at the Default Rate (as defined herein) (or at the maximum rate permitted by applicable law, whichever is less) from date of advancement. Upon the payment of the principal of (and premium, if any) and all interest on the Note and of all other sums payable on the Note or under the Note Purchase Agreement or this Deed of Trust or any other Operative Agreement and the performance and observance of the provisions thereof, this Deed of Trust shall cease and terminate and all the estate, right, title, interest, claim and demand of the Grantor under the Naming Rights Agreement in and to the above-described assigned property shall revert to the Grantor under the Naming Rights Agreement, and the Beneficiary shall at the request of the Grantor deliver to the Grantor an instrument cancelling the collateral assignment of Sponsorship Fees set forth in this Deed of Trust and reassigning the above-described assigned property to the Grantor.
6.The Grantor does hereby irrevocably constitute and appoint the Beneficiary, its true and lawful attorney with full power of substitution, for it and in its name, place and stead, to, after the occurrence and during the continuance of an Event of Default, ask, demand, collect, receive, receipt for, sue for, compound and give acceptance for any and all Sponsorship Fees, payments, rents, income and other sums which are
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
assigned under the Granting Clauses of this Deed of Trust with full power to sue for, settle, adjust or compromise any claim thereunder as surely as the Grantor could itself do and to endorse the name of the Grantor on all commercial paper given in payment or in part payment thereof, and in its discretion to file any claim or take any other action or proceedings either in its own name or in the name of the Grantor or otherwise, which the Beneficiary may deem necessary or appropriate to protect and preserve the right, title and interest of the Beneficiary in and to such Sponsorship Fees, payments, rents and other sums and the security intended to be afforded by this Deed of Trust.
SECTION 1.DEFINITIONS.
The following terms shall have the following meanings for all purposes of this Deed of Trust (any capitalized terms not otherwise defined herein shall have the meanings set forth therefor in the Note Purchase Agreement):
"Affiliate" of any specified Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, and any immediate family member of such specified Person and their Affiliates. For the purposes of this definition, "control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled” have meanings correlative to the foregoing.
"Bankruptcy Claims” is defined in Section 2.18(a) of this Deed of Trust.
"Bankruptcy Code ” is defined in Section 2.18(a) of this Deed of Trust.
"Beneficiary” shall mean Wells Fargo Trust Company, National Association, as Trustee under that certain Pass-Through Trust Agreement and Declaration of Trust dated as of the Closing Date, and its successors and assigns.
"Closing Date ” is defined in the Note Purchase Agreement.
"Collateral Assignment of Construction Agreements” shall mean that certain Collateral Assignment of Contracts and Plans and Other Agreements Affecting Real Estate dated as of the date hereof from the Existing Indemnitors in favor of the Beneficiary.
"Construction Completion Guaranty" shall mean that certain shall mean that certain Hazardous Material Indemnity Agreement dated as of the date hereof from the Existing Indemnitors in favor of the Beneficiary.
"Construction Escrow Agreement" shall mean that certain Construction Escrow Agreement dated as of the date hereof among the Grantor, the Beneficiary, Wells Fargo Trust Company, National Association, in its capacity as Construction Escrow Agent and the Construction Monitor.
"Construction Monitor" shall mean Trimont Real Estate Advisors, its successors and assigns.
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"Default" shall mean any event which would constitute an Event of Default if any requirement in connection therewith for the giving of notice, or the lapse of time, or the happening of any further condition, event or action had been satisfied.
“Default Rate ” shall mean 6.92% per annum.
"Environmental Legal Requirement” shall mean any applicable local, state or federal law, common law, statute, ordinance, rule, regulation or legally binding requirement relating to public health, safety or the environment, including, without limitation, relating to releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, transportation, treatment, storage or management of solid or hazardous wastes or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid substances and any regulation, order, notice or demand issued pursuant to such law, statute, ordinance, rule or regulation, in each case applicable to the property of the Grantor and its Subsidiaries or the operation, construction or modification of any thereof, including without limitation the following: the Clean Air Act, the Federal Water Pollution Control Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act as amended by the Solid and Hazardous Waste amendments of 1984, the Occupational Safety and Health Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Materials Transportation Act, the Solid Waste Disposal Act, all as amended, and any local, state or federal laws, statutes, ordinances, rules or regulations addressing similar matters, and any local, state or federal law, statute, ordinance, rule or regulation providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of hazardous substances.
"Escrow Agent" shall mean Wells Fargo Trust Company, National Association, as Escrow Agent under the Escrow and Servicing Agreement, and its successors and assigns.
"Escrow and Servicing Agreement” shall mean that certain Escrow and Servicing Agreement dated as of the date hereof among the Grantor, the Beneficiary and the Escrow Agent.
"Escrow Shortfall" is defined in the Escrow and Servicing Agreement.
"Event of Default” shall mean any events specified in Section 5.1 hereof including all notice, cure and grace periods.
"Event of Loss” with respect to the Granted Property shall mean any casualty or condemnation described in the Naming Rights Agreement.
"Excepted Rights" as defined in the Security Agreement.
"Existing Guarantor” shall mean the owner (directly or indirectly) of the Grantor acting as guarantor under the Indemnity and Guaranty Agreement.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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"Existing Indemnitor” shall mean the owner (directly or indirectly) of the Grantor acting as indemnitor under the Hazardous Material Indemnity Agreement.
"Existing Owner" is defined in Section 2.3(h) of this Deed of Trust.
"Granted Property” is defined in the Recitals hereto.
"Grantor" shall mean not only Clark County Las Vegas Stadium, LLC, but also its successors and assigns.
"Hazardous Material" shall mean any hazardous, toxic or harmful chemical, substance, waste, material, byproduct, pollutant, contaminant, compound or product, including without limitation, asbestos, polychlorinated byphenyls, petroleum products (including crude oil or any fraction thereof), flammable explosives, radioactive materials, mold, mildew, infectious substances or raw materials which include hazardous constituents and any other substance or material the exposure, use, disposal or handling of which is regulated by any Environmental Legal Requirement.
"Hazardous Material Indemnity Agreement” shall mean that certain Hazardous Material Indemnity Agreement dated as of the date hereof from the Existing Indemnitors and the Grantor in favor of the Beneficiary.
"Improvements” means all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon the land described on Exhibit A hereto.
"Indebtedness" of any Person shall mean, without duplication (a) all obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of property or assets, (b) rents payable by such Person under all leases (whether or not capitalized on the books of such Person in accordance with generally accepted accounting principles) having a fixed term of one year or more from the original date or which are renewable or extendible by the lessee for a period or periods aggregating one year or more from the original date, (c) all indebtedness, obligations and liabilities secured by any lien existing on property owned by such Person subject to such lien, whether or not such indebtedness, obligations or liabilities have been assumed, and (d) all guarantees (whether by discount or otherwise), endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, or otherwise acquire, or become liable upon or in respect of, the indebtedness, obligations or liabilities of any Person or other entity whether or not reflected in the balance sheet of such Person.
"Indebtedness Hereby Secured” is defined in Recital C hereto.
"Indemnified Liabilities" is defined in Section 2.24 of this Deed of Trust.
"Indemnitor" shall mean any Existing Indemnitor or any Successor Indemnitor.
"Indemnity and Guaranty Agreement" shall mean that certain Indemnity and Guaranty Agreement dated as of the date hereof from the Existing Guarantors in favor of the Beneficiary.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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"Investment Grade" shall mean a rating of “BBB” or better, as rated by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. or a rating of “Baa” or better, as rated by Moody’s Investor Service, Inc.
"Lease Assignment" shall mean the assignment of the Leases, the Lease Guaranties and Rents set forth in Granting Clause Second and Section 2.18 of this Deed of Trust.
"Lease Guarantor" is defined in Section 2.18(a) of this Deed of Trust.
"Lease Guaranty" is defined in Section 2.18(a) of this Deed of Trust.
"Leases" is defined in Section 2.18(a) of this Deed of Trust.
"Liquid Assets" shall mean only cash in bank accounts, short term treasury bills and notes of the United States of America, money market shares, bank certificates of deposit and other marketable securities.
"Loan" is defined in Section 6.12 of this Deed of Trust.
"LVCVA" shall mean not only Las Vegas Convention and Visitors Authority, a local government entity of the State of Nevada, but also its successors and assigns.
"Make-Whole Amount" means, with respect to the Note the greater of (i) 1.00% of the then outstanding principal amount of the Note and (ii) the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
"Called Principal" means, with respect to the Note, the principal of such Note that is to be prepaid pursuant to Section 2.12 of this Deed of Trust or has become or is declared to be immediately due and payable pursuant to Section 5.2 of this Deed of Trust, as the context requires.
"Discounted Value ” means, with respect to the Called Principal of the Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.
"Reinvestment Yield" means, with respect to the Called Principal of the Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX-1” on the Bloomberg Financial Markets (or such other display as may replace Page PX-1 on the Bloomberg Financial Markets) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life. The Reinvestment Yield shall be converted from a bond equivalent yield to a monthly rate and shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments" means, with respect to the Called Principal of the Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.12 of this Deed of Trust or Section 5.2 of this Deed of Trust.
“Settlement Date " means, with respect to the Called Principal of the Note, the date on which such Called Principal is to be prepaid pursuant to Section 2.12 of this Deed of Trust or has become or is declared to be immediately due and payable pursuant to Section 5.2 of this Deed of Trust, as the context requires.
“Maturity Date" is defined in the Note.
“Naming Rights Agreement" is defined in Recital B hereto.
“NDA Agreement" shall mean the Non-Disturbance and Attornment Agreement among the Beneficiary, the LVCVA and the Grantor.
“Non-Recourse Person" is defined in Section 6.10 of this Deed of Trust.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
"Note " is defined in Recital A hereto.
“Note Purchase Agreement” is defined in Recital A hereto.
“Operative Agreements” shall mean, collectively, the Note Purchase Agreement, the Naming Rights Agreement, the Security Agreement, this Deed of Trust, the Collateral Assignment of Construction Agreements the NDA Agreement, the Escrow and Servicing Agreement, the Construction Escrow Agreement, the Pledge Agreement and the Note.
“Organizational Documents ” of any entity shall mean (a) in the case of a corporation, the articles or certificate of incorporation (or the equivalent of such items under state law) and the by-laws of such corporation, (b) in the case of a limited liability company, the certificate or articles of existence or formation and the operating agreement of such limited liability company, (c) in the case of a limited partnership, the certificate of formation and limited partnership agreement of such limited partnership and the Organizational Documents of the general partner of such limited partnership, (d) in the case of a trust, the certificate of formation (if applicable) and the trust agreement for such trust, and (e) any equivalent documents, to the foregoing under the State law where such entity was organized or formed.
“Permitted Encumbrances” shall mean the liens described in Section 2.17 of this Deed of Trust.
“Person " shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization.
“Personal Properly” shall mean the personal property described in Granting Clause Fourth of this Deed of Trust.
“Pledge Agreement ” shall mean the Pledge and Security Agreement dated as of the date hereof from the Pledgor in favor of Beneficiary.
“Pledgor" shall mean Summerlin Baseball Club Member, LLC, a Delaware limited liability company, its successors and assigns.
“Rents" is defined in Section 2.18(a) of this Deed of Trust.
“replacement cost" as used herein shall mean the actual replacement cost of the Granted Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either the Grantor or the Beneficiary believes that full replacement cost (the then replacement cost less such exclusions) has increased or decreased at any time prior to the Maturity Date, such party shall have the right to have such full replacement cost re-determined.
“Restoration” is defined in Section 4.1 of this Deed of Trust.
“Restoration Funds” is defined in Section 4.1 of this Deed of Trust.
“Secondary Market Transaction” is defined in Section 6.12 of this Deed of Trust.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
“Security” shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.
“Security Agreement ” is defined in Recital B hereto.
“Settlement Date ” means, with respect to the Called Principal of the Note, the date on which such Called Principal is to be prepaid pursuant to Section 2.12 of this Deed of Trust or has become or is declared to be immediately due and payable pursuant to Section 5.2 of this Deed of Trust, as the context requires.
“Sponsorship Fees” is defined in the Naming Rights Agreement.
“Subsidiary" shall mean any Person of which more than 50% (by number of votes) of the Voting Interest is owned and controlled by the Grantor and/or one or more Persons which are Subsidiaries of the Grantor.
“Successor Grantor” is defined in Section 2.3(g) of this Deed of Trust.
“Successor Indemnitor" is defined in Section 2.3(g) of this Deed of Trust.
“Successor Owner” is defined in Section 2.3(h) of this Deed of Trust.
“Tangible Net Worth” shall mean, for any Person, the net worth of such Person determined in accordance with Generally Accepted Accounting Principles in existence from time to time in the United States minus, without duplication, copyrights, patents, intellectual property, goodwill and all other intangible assets; provided that, in any event tangible assets shall be deemed to include, without limitation, cash, cash equivalents and equity interests in real estate or in entities that own real estate.
“Taxes” is defined in Section 2.16 of this Deed of Trust.
“Team” shall mean the Las Vegas 51’s baseball team, a member of Minor League Baseball that operates under the Commissioner of Baseball of Major League Baseball, or another Minor League Baseball team affiliated with a Major League Baseball team.
“Team Lease” shall mean the Ball Park Lease dated as of the date hereof between the Grantor, as landlord, and Team Owner, as tenant, as amended, modified or supplemented.
“Team Owner” shall mean Summerlin Las Vegas Baseball Club, LLC, a Delaware limited liability company.
“Transfer Fee” shall mean an amount equal to 1.00% of the then outstanding principal amount of the Note.
“Trustee” shall mean First American Title Insurance Company, and any successor thereto appointed pursuant to Section 6.7 of this Deed of Trust, to the extent required by law to permit the exercise of any remedies pursuant to Section 5.2 of this Deed of Trust and for any other purpose hereunder shall mean the Beneficiary.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State of Nevada, as amended.
“Voting Interest” shall mean Securities or equity ownership interest of any class or classes of a Person, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).
SECTION 2.GENERAL COVENANTS AND WARRANTIES.
From and after the Closing Date (as defined in the Note Purchase Agreement) and continuing so long as the Indebtedness Hereby Secured, remains unpaid, the Grantor covenants that:
Section 2.1    Office for Notices. The Grantor will keep an office at 13355 Noel Rd 22nd Floor, Dallas, Texas 75240 where notices, presentations and/or demands to or upon the Grantor in respect of said Note or this Deed of Trust may be given or made, until such time as the Grantor shall so notify the Beneficiary in writing of any change of location of such office.
Section 2.2    Maintenance of Existence, Rights. The Grantor will at all times preserve and keep in full force and effect its existence and will obtain and maintain in full force and effect all franchises, privileges, rights, licenses and permits and all other consents, approvals and authorizations of any governmental authority necessary for the ownership and efficient operation and maintenance of its business and property which failure to obtain and maintain would materially and adversely affect the properties, business, prospects, profits or condition of the Grantor.
Section 2.3    Negative Covenants. The Grantor will not:
(a)engage in any business other than the ownership, operation and development of the Granted Property, the leasing of the Granted Property and the financing thereof through the issuance of the Note, as expressly contemplated by the Operative Agreements to which the Grantor is a party;
(b)be or become liable in respect of any guaranty, except for any guaranties that are part of, or permitted by the Operative Agreements;
(c)incur any Indebtedness other than (i) Indebtedness Hereby Secured, (ii) Taxes not yet due and payable and items being contested pursuant to Section 2.16(b), (iii) trade payables incurred in the ordinary course of business not exceeding $2,000,000 paid within sixty (60) days of date incurred, and (iv) obligations under the Naming Rights Agreement;
(d)make, or permit to remain outstanding, any investment, loan or advance to, or own or acquire any stock or Securities of, any Person except that the Grantor may make any investment, loan or advance required to be made to satisfy its obligations under the Operative Agreements to which the Grantor is a party;
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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(e)pay or declare any dividend, or make any other distribution if, after giving effect thereto, a Default or Event of Default would exist;
(f)enter into any lease of any of the Granted Property, whether as lessor or as lessee, in violation of the Naming Rights Agreement;
(g)sell, transfer, exchange or otherwise dispose of the Granted Property or any part or portion thereof, except as expressly permitted by Section 5.2 of this Deed of Trust, provided, however, that in addition to sales and/or transfers permitted by this Deed of Trust (A) without changing the Existing Guarantor or the Existing Indemnitor, the entire Granted Property may be transferred to a single purpose entity wholly owned (directly or indirectly) by the Existing Guarantor (so long as the Grantor has provided prior written notice of the identity of such transferee and such transferee’s reputation shall be reasonably acceptable to the Beneficiary (such transfer under this clause (A) of this Section 2.3(g), an “Affiliate Conveyance”)) from time to time any number of times but not more frequently than once per twelve month period and (B) together with any Transfers permitted by Section 2.3(h)(B) below, an aggregate of two (2) times prior to the Maturity Date of the Note the Grantor shall have the right to sell or transfer the entire Granted Property to another entity (such transferee entity as described in clause (A) or (B) of this Section 2.3(g) is herein referred to as the "Successor Grantor")', (such sale or transfer under this clause (B) is herein referred to as a "Non-Related Conveyance”); provided, further, that in connection with any such transfer or sale described in clause (A) or (B) in this Section 2.3(g) above, the following conditions are met:
(i)the Successor Grantor shall be a single purpose entity (the Organizational Documents of which shall contain provisions acceptable to the Beneficiary and similar to those required by the Beneficiary to be added to the Grantor’s Organizational Documents in connection with the issuance of the Note) and shall obtain all required governmental consents, approvals and authorizations;
(ii)after giving effect to such sale or transfer, the Successor Grantor shall be in compliance with this Deed of Trust and no Default or Event of Default shall have occurred which shall then be continuing and the Successor Company shall be required to certify in writing that the representation and warranty set forth in Paragraph 22 of Exhibit B to the Note Purchase Agreement is true and correct;
(iii)the Successor Grantor shall assume all rights, duties and obligations of the Grantor under the Operative Agreements arising after the date of such assumption;
(iv)the Successor Grantor shall have delivered to the Beneficiary an opinion of its counsel which is satisfactory in form to the Beneficiary covering the due authorization, execution, delivery and enforceability of documents entered into by the Successor Grantor to comply with the foregoing conditions of this paragraph (g) and covering such other related matters as the Beneficiary or special counsel to the beneficial holder of the Note may reasonably require;
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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(v)the Successor Grantor and the beneficial owner or owners of equity interests in the Successor Grantor (the "Successor Indemnitors") shall have entered into and delivered to the Beneficiary a Hazardous Material Indemnity Agreement and an Indemnity and Guaranty Agreement as applicable, in the same form as such documents delivered to the Beneficiary on the Closing Date and the reputation, creditworthiness and experience of the Successor Indemnitors in real estate management and development shall be acceptable to the Beneficiary in its sole discretion; provided, however, it shall not be unreasonable for the Beneficiary to reject a Successor Indemnitor that has a Tangible Net Worth less than the Tangible Net Worth of the Existing Indemnitor and Existing Guarantor, and (B) upon the execution and delivery of the Indemnity and Guaranty Agreement and the Hazardous Material Indemnity Agreement by the Successor Grantor and the Successor Indemnitors, as applicable, to the Beneficiary, the Grantor, the Existing Indemnitor and the Existing Guarantor shall be released from any future liability accruing from and after the effective date thereof;
(vi)all filings, recordings and title insurance date downs or endorsements which are deemed necessary by the Beneficiary or special counsel to the beneficial holder of the Note shall have been made in appropriate public offices;
(vii)the Grantor shall (A) pay to the Beneficiary a fee equal the Transfer Fee (provided, however, no such fee shall be due in connection with an Affiliate Conveyance) and (B) pay all of the reasonable legal fees and expenses of the special counsel representing the beneficial holder of the Note in connection with the sale of the Granted Property to the Successor Grantor;
(viii)the Grantor shall deliver to the Beneficiary a copy of a waiver executed by the LVCVA pursuant to which the LVCVA waives any right of first refusal, right of first offer or other purchase option (if any) vested in the LVCVA pursuant to the terms of the Naming Rights Agreement or otherwise and confirms the Naming Rights Agreement is and shall remain in full force and effect; and
(ix)the Successor Grantor shall deliver to the Beneficiary (1) a copy of the written notice sent by the Successor Grantor to the LVCVA advising LVCVA of the transfer of the Granted Property to the Successor Grantor, together with copies of the Successor Grantor’s IRS Form W-9 and evidence of the conveyance of the Granted Property to the Successor Grantor, in each case, submitted to LVCVA in accordance with the terms of the Naming Rights Agreement and (2) a copy of the written letter sent by the Successor Grantor to the LVCVA advising the LVCVA to continue to pay rents due under the Naming Rights Agreement to the Beneficiary.
Notwithstanding anything to the contrary contained herein or in any other Operative Agreement, the Grantor shall not be permitted to sell the Granted Property to the LVCVA without the prior written consent of the Beneficiary.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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If the Granted Property is sold in accordance with the terms of this Section 2.3(g), then upon satisfaction of the conditions set forth therein, the Grantor (but, if it is an Affiliate Conveyance, not the Existing Guarantor or the Existing Indemnitor) shall be released from all liability under this Deed of Trust and the other Operative Agreements, except for obligations accruing prior to the date of such sale.
(h)permit any direct or indirect holder or owner of an equity, ownership, membership, partnership, or voting interest in the Grantor (an "Existing Owner”) to sell, transfer, exchange, assign, pledge or otherwise dispose of such interest in any transaction or series of transactions that would result in a different Person or entity holding or owning, directly or indirectly, a controlling interest in the Grantor than held or owned such controlling interest on the Closing Date (each a "Transfer”) (nothing herein shall be deemed a limitation on the transfer, directly or indirectly, of non-controlling ownership interests in the Grantor so long as (y) the same Person or entity holding or owning a controlling interest in the Grantor on the Closing Date continues to hold or own such controlling interest after giving effect to such transfer and (z) after giving effect to such transfer there is no Default or Event of Default in existence and the representation and warranty set forth in Paragraph 22 of Exhibit B to the Note Purchase Agreement is true and correct); provided, however, that together with any sale or transfer of the Granted Property permitted under Section 2.3(g)(B) above, an aggregate of two times prior to the maturity date of the Note the holder or holders of a controlling interest in the Grantor shall have the right to sell such controlling interest to another Person or entity (the "Successor Owner"); provided that in connection with such sale, the following conditions are met:
(i)after giving effect to the sale, the Grantor shall be in compliance with this Deed of Trust and no Default or Event of Default shall have occurred which shall then be continuing;
(ii)the Successor Owner shall have assumed the obligations of the Existing Guarantors and Existing Indemnitors under, or entered into agreements in the same form as, the Indemnity and Guaranty Agreement and the Hazardous Material Indemnity Agreement delivered on the Closing Date;
(iii)the reputation, creditworthiness and experience of such Successor Owner in real estate management and development shall be acceptable to the Beneficiary in its sole discretion; provided, however, it shall not be unreasonable for the Beneficiary to reject a Successor Owner that has a Tangible Net Worth less than the Tangible Net Worth of the Existing Indemnitor and the Existing Guarantor; and
(iv)the Successor Owner shall (A) pay to the Beneficiary a fee equal the Transfer Fee (provided, however, no such fee shall be due if the Granted Property is sold to family members or trusts for estate planning purposes) and (B) pay all of the reasonable legal fees and expenses of the special counsel representing the beneficial holder of the Note in connection with the sale of such interest to the Successor Owner.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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If a controlling interest in the Grantor is sold in accordance with the terms of Section 2.3(h), then upon satisfaction of the conditions set forth therein, the Existing Owner shall be released from all liability under this Deed of Trust and the other Operative Agreements, except for obligations accruing prior to the date of such sale.
(i)A Transfer within the meaning of Section 2.3(h) shall not include (i) transfers of ownership interests in the Grantor made by devise or descent or by operation of law upon the death of a member of the Grantor, subject however, to all the following requirements: (A) written notice of any transfer under this Section 2.3(i) whether by will, trust or other written instrument, operation of law or otherwise, is provided to Beneficiary, together with copies of such documents relating to the transfer as Beneficiary may reasonably request, (B) control over the management and operation of the Granted Property thereafter is assumed by persons who are acceptable in all respects to Beneficiary in its reasonable discretion, (C) no such transfer will release the respective estate from any liability as an Existing Indemnitor, and (D) no such transfer, death or other event has any adverse effect either on the bankruptcy-remote status of the Grantor or on the status of the Grantor as a continuing legal entity liable for the payment of the Indebtedness Hereby Secured and the performance of all other obligations secured hereby or (ii) transfers, exchanges, sales, pledges or other dispositions of shares of The Howard Hughes Corporation;
(j)institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition under state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Grantor, or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as required by law, admit in writing its inability to pay its debts generally as they become due, or take any company action in furtherance of any such action;
(k)amend or modify the Organizational Documents of the Grantor;
(l)create, organize or establish any Subsidiary;
(m)conduct its business in any manner that would likely result in the substantive consolidation of the Grantor with its member or members in bankruptcy;
Section 2.4    Mergers and Consolidations. The Grantor will not consolidate with or be a party to a merger with any other Person. Notwithstanding the foregoing, no transfer pursuant to Section 2.3(g) or 2.3(h) shall be permitted at any time prior to the Ninety-first (91st) day following the Completion Disbursement Date.
Section 2.5    Financial Information and Reports. The Grantor will keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Grantor in accordance with Generally Accepted Accounting Principles and will furnish to the Beneficiary:As soon as
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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available and in any event within one hundred twenty (120) days after the close of each fiscal year of the Grantor, copies of:
(i)a balance sheet of the Grantor as of the close of such fiscal year, and
(ii)a statement of operating income, retained earnings and cash flows of the Grantor for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by a certificate of an officer of the Grantor to the effect that such financial statements have been prepared in accordance with the accounting basis used for Generally Accepted Accounting Principles, are complete and correct and present fairly, in all material respects, the financial condition of the Grantor; provided, that if the financial statements required by this paragraph (a) shall be prepared by a firm of independent public accountants, then in lieu of a statement certified by an officer of the Grantor, copies of such statements shall be furnished to the Beneficiary at the times required by the preceding provisions of this paragraph (a);
(b)Within the periods provided in paragraph (a) above, the written statement of the Grantor, signed by an authorized officer of the Grantor, stating whether, to the best of his knowledge, there existed as of the date of such financial statements and on the date of the certificate any Default or Event of Default under this Deed of Trust, and specifying the nature and period of existence thereof and the action the Grantor is taking and proposes to take with respect thereto;
(c)Promptly after receipt thereof by the Grantor, all reports delivered to the Grantor from the LVCVA; and
(d)Such additional information as the Beneficiary may reasonably request concerning the Grantor and the Indemnitor (including without limitation financial statements of the Indemnitor.
The Grantor will permit the Beneficiary (or such Persons as the Beneficiary may designate) to visit and inspect the Granted Property under the Grantor’s guidance, to examine all of its books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, agents and representatives, all at such reasonable times and as often as any such holder may reasonably desire, in each case subject to the terms and conditions set forth in the Naming Rights Agreement, provided, that at any time when an Event of Default shall have occurred and be then continuing, such visit and inspection shall be at the expense of the Grantor.
Section 2.6    Notice of Default. The Grantor will, immediately upon an officer or member of the Grantor acquiring actual knowledge of a Default or Event or Default, furnish a written notice to the Beneficiary specifying the nature and period of existence of such condition or event and what action the Grantor is taking or proposes to take with respect thereto.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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Section 2.7    Lender's Title Insurance Policy. The Grantor will, within sixty (60) days following the Closing Date, at its own cost and expense, procure and deliver to the Beneficiary or its counsel an ALTA Policy issued by a title insurance company acceptable to the Beneficiary which policy shall conform to the commitment or pro forma, as applicable, for title insurance issued to the Beneficiary in the form attached as an exhibit to the Escrow Instruction Letter delivered at Closing which policy shall be not less than the principal amount of the Note issued and delivered on the Closing Date covering the Granted Property showing marketable fee title to the Granted Property to be in the Grantor, subject only to Permitted Encumbrances, which policy shall also insure the Beneficiary against all loss or damage sustained by reason of this Deed of Trust not being a first and paramount lien at the date of such policy upon title to the Granted Property and which policy shall show recordation of this Deed of Trust and the NDA Agreement, shall be dated the Closing Date and shall otherwise be in form and substance satisfactory to the Beneficiary.
Section 2.8    Payment of Certain Taxes. The Grantor covenants and agrees to pay all taxes, assessments and governmental charges or levies imposed upon this Deed of Trust or the Note or any other Indebtedness Hereby Secured (other than income or franchise taxes of Beneficiary).
Section 2.9    Ownership of Granted Property. The Grantor covenants and warrants that it has good and marketable title to the Granted Property hereinbefore conveyed to the Beneficiary free and clear of all liens, charges and encumbrances whatever except Permitted Encumbrances, and the Grantor has full right, power and authority to grant, warrant, pledge, assign, sell, demise, bargain, hypothecate, convey, grant a security interest in, transfer and set over the same to the Beneficiary for the uses and purposes in this Deed of Trust set forth; and the Grantor will warrant and defend the title to the Granted Property against all claims and demands whatsoever. Without limiting the foregoing, the Grantor represents and warrants that the restrictions, exceptions, reservations, limitations, interests and other matters, if any, set forth immediately following the specific descriptions of the parcels of land in Exhibit A attached hereto, together with all other restrictions, exceptions, reservations, limitations, interests and other matters, if any, existing on the date of execution and delivery of this Deed of Trust, do not in the aggregate impair the value of the Granted Property or adversely affect the utility, structural integrity or beneficial enjoyment of the Granted Property for the uses to which the Granted Property is being put.
Section 2.10    Further Assurances. The Grantor will, at its own expense, do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the better assuring, conveying, assigning and confirming unto the Beneficiary all of the Granted Property, or property intended so to be, whether now owned or hereafter acquired.
Section 2.11    Payment of Principal and Interest. The Grantor will duly and punctually pay the principal of, and premium of, if any, and interest on the Note secured hereby according to the terms thereof.
Section 2.12    Prepayment of Note. No prepayment of the Note may be made except to the extent and in the manner expressly permitted by this Section 2.12.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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(a)Required Prepayment without Make-Whole Amount in the Event of Casualty or Condemnation. In the event of a casualty or condemnation of all or a portion of the Granted Property which results in a termination of the Naming Rights Agreement, the Grantor shall prepay the Note in whole, but not in part, by payment of the principal amount of the Note then outstanding, together with accrued interest thereon to the date of such prepayment, which prepayment shall be made taking into account the proceeds paid under any insurance policies carried pursuant to this Deed of Trust, but without any Make-Whole Amount.
(b)Optional Prepayment with Make-Whole Amount. The Grantor shall have the privilege, at any time and from time to time, of prepaying the outstanding Note, in whole but not in part by payment of the principal amount of the Note, and accrued interest thereon to the date of such prepayment, together with a premium equal to the Make-Whole Amount, determined as of two (2) business days prior to the date of such prepayment pursuant to this Section 2.12(b).
(c)Notice of Prepayments. The Grantor will give notice of any intended prepayment of the Note pursuant to Section 2.12(b) to the Beneficiary not less than thirty (30) days nor more than sixty (60) days before the date fixed for such prepayment specifying (i) such date, (ii) the principal amount of the Note to be prepaid on such date, (iii) that a premium may be payable, (iv) the date as of which such premium will be calculated, (v) the estimated premium, and (vi) the accrued interest applicable to the prepayment. Such notice shall be accompanied by a certificate addressed to the Beneficiary from the president or a senior financial officer of the Grantor as to the estimated premium due with respect to the Note in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Notice of prepayment having been so given, the principal amount of the Note specified in such notice, together with accrued interest thereon and the premium, if any, payable with respect thereto shall become due and payable on the prepayment date specified in said notice subject to any conditions specified in such notice of prepayment relating to the closing of another transaction that is providing funding for such prepayment; provided that, if the Beneficiary is not provided written notice of any delay or cancellation of such prepayment until after the day that is two (2) Business Days prior to the specified date of such prepayment, the Company shall reimburse the Beneficiary for any actual out-of-pocket expenses incurred by the Beneficiary as a result of cancelling any contracts or arrangements entered into in anticipation of receiving such prepayment but such expenses shall not in any event include any lost opportunity or lost profit expense. Not later than two (2) business days prior to the prepayment date specified in such notice, the Grantor shall provide the Beneficiary written notice of the premium, if any, payable in connection with such prepayment and, whether or not any premium is payable, a reasonably detailed computation of the Make-Whole Amount (using such method of computation approved by the Beneficiary as provided above) due with respect to the Note in connection with such prepayment, which computation shall be certified to the Beneficiary by the president or a senior officer of the Grantor.
Section 2.13 Method and Place of Payment of Principal and Interest. Anything in the Note or this Deed of Trust to the contrary notwithstanding, the Grantor will promptly and
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
punctually pay, or cause the Escrow Agent to pay, the principal of the Note and premium, if any, and interest thereon, without any presentment thereof, at the address set forth for payment on Schedule I attached to the Escrow and Servicing Agreement (or to any nominee designated by the Beneficiary) as payee, at its address specified in writing to, and received by, the Grantor at least ten (10) days prior to the date fixed for such payment) and if a bank account is designated for the Beneficiary in said Schedule I, payments will be made in immediately available funds to such bank account, or payments will be made in such other manner or such other place within the continental limits of the United States as the Beneficiary may reasonably direct in writing. If the Beneficiary shall sell or transfer the Note, the Beneficiary will notify the Grantor of such action and of the name and address of the transferee of the Note and the Beneficiary will, prior to the delivery of the Note, make a notation on the Note of the date to which interest has been paid on the Note and, if not previously made, a notation on the Note of the extent to which any payment has been made on account of the principal of the Note.
Section 2.14    Maintenance of Granted Property, Other Liens, Compliance with Laws, Etc.
(a)          The Grantor shall (i) subject to Sections 3 and 4 hereof, promptly repair, restore or rebuild or cause any such repair, restoration or rebuilding of, any buildings or improvements now or hereafter located on the Granted Property which may become damaged or be destroyed, (ii) keep, or cause to be kept, the Granted Property in good condition and repair, ordinary wear and tear excepted, without waste, and free from all claims, liens, charges and encumbrances other than Permitted Encumbrances, (iii) pay, or cause to be paid, when due any indebtedness which may be secured by a lien or charge on the Granted Property which does not constitute a Permitted Encumbrance, and upon request exhibit satisfactory evidence of the discharge of such lien to the Beneficiary, (iv) comply with, or cause to be complied with, all requirements of law or municipal ordinances with respect to the Granted Property and the use thereof (including, without limitation, any law or municipal ordinance with respect to environmental protection, hazardous wastes or zoning), (v) promptly procure, maintain and comply with, or cause to be promptly procured, maintained and complied with, all permits, licenses and other authorizations required for the use of the Granted Property or any erection, installation, operation and maintenance of the Granted Property or any part thereof, and (vi) make no material alterations in said Granted Property except as required by law or municipal ordinance or as permitted under the Naming Rights Agreement; provided, however, that so long as the Granted Property is subject to the Naming Rights Agreement, (A) the requirements with respect to the maintenance, repair, restoration and rebuilding of the Granted Property contained in this Section 2.14 shall be satisfied by the maintenance, repair, restoration and rebuilding of the Granted Property in accordance with and to the extent provided in the Naming Rights Agreement and (B) the exercise by LVCVA of any right granted to it under the Naming Rights Agreement shall not give rise to a default under this Deed of Trust if such right is exercised in compliance with the Naming Rights Agreement so long as neither the lien nor the priority of this Deed of Trust is impaired by the exercise of such rights.
Notwithstanding Section 2.14(a)(ii) above, the Grantor has disclosed to the Beneficiary that the Grantor anticipates submitting an application to the County of Clark (the “County”) to request the formation of a special improvement district (a “SID”) that will burden the Granted Property as well as other surrounding properties owned by Grantor and/or its affiliates. The
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
Beneficiary will not unreasonably withhold its approval of the inclusion of the Granted Property in the SID. Upon such approval, at no cost to the Beneficiary, the Beneficiary shall execute any documents reasonably requested by Grantor or the County to evidence such approval and comply with government requirements in the formation of a SID.
(b)The Grantor may, or may permit the LVCVA to, (i) construct upon the Granted Property additional buildings, structures and other improvements and (ii) install, assemble and place upon the Granted Property any trade fixtures, signs, furniture, furnishings, equipment, machinery and other tangible personal property used or useful in the business of the Grantor or the LVCVA or any subtenant, as the case may be, whether or not classified as fixtures under applicable law. All such buildings, structures and other improvements shall be and remain part of the realty and shall be subject to this Deed of Trust. Such trade fixtures, signs, furniture, furnishings, equipment, machinery and other tangible personal property shall be and remain the property of the Grantor or the LVCVA as the case may be, shall not be deemed part of the Granted Property for purposes of condemnation or casualty, and the Grantor or the LVCVA, as the case may be, may remove the same from the Granted Property at any time prior to the expiration or earlier termination of this Deed of Trust, provided that the Grantor, at its expense, shall repair or shall cause the LVCVA to repair any damage to the Granted Property resulting from such removal.
(c)Any repair, restoration, rebuilding, substitution, replacement, modification, alteration of or addition to the Granted Property pursuant to this Section 2.14 must not impair the market value or usefulness of the Granted Property for use in the ordinary course of business; shall be expeditiously performed in a good and workmanlike manner and be completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, including to the extent necessary to maintain in full force and effect the policies of insurance required by Section 2.15 hereof. All costs and expenses of each such repair, restoration, rebuilding, substitution, replacement, the discharge of all liens filed against the Granted Property arising out of the same, together with all costs and expenses necessary to obtain any permits or licenses required in connection therewith shall be promptly paid by the Grantor or the LVCVA.
(d)The Grantor will only use and operate the Granted Property, or permit the same to be used and operated, for any lawful purpose. The Grantor will not initiate, join in, acquiesce in, or consent to any change in any legal requirements, limiting or defining the use that may be made of the Granted Property without the express written consent of the Beneficiary (which consent shall not be unreasonably withheld). If, under applicable zoning provisions, the use of all or a portion of the Granted Property is or will become a nonconforming use, the Grantor will not cause or permit such nonconforming use to be discontinued or abandoned without the Beneficiary’s express written consent. The Grantor will not, without the prior written consent of the Beneficiary, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Granted Property, regardless of the depth thereof or the method of mining or extraction thereof.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
(e)Prior to entering into any management agreement or other agreement with respect to the management of the Granted Property (a "Management Agreement ”), the Grantor shall execute and deliver to Beneficiary, or cause to be executed and delivered to Beneficiary, a Subordination of Management Agreement, in form and substance reasonably satisfactory to Beneficiary, pursuant to which the party who shall act as manager of the Granted Property under such Management Agreement shall, among other things, subordinate its right to payment for services rendered in managing the Granted Property to the payment of the debt service to Beneficiary with respect to the Note.
Section 2.15    Insurance, (a) The Grantor will continuously maintain, or will cause to be continuously maintained, the following-described insurance coverage, all of which must be satisfactory to the Beneficiary as to form of policy, amounts, deductibles, sublimits, types of coverages, exclusions and companies underwriting these coverages:
(i)Insurance with respect to the Improvements and Personal Property insuring against any peril now or hereafter included within the classification “Cause of Loss - Special Form” (sometimes referred to as “All Risk of Physical Loss”), including without limitation coverage for mold (provided that the sublimit for insurance coverage for mold shall be consistent with industry standards but shall be not less than $1,000,000) and without exclusion for terrorism and together with an “Ordinance and Law” endorsement, in amounts at all times sufficient to prevent Beneficiary from becoming a co-insurer within the terms of the policies and under applicable law, but in any event such insurance shall be maintained in an amount which, after application of deductible, shall be equal to the full insurable value of the Improvements and Personal Property, the term “full insurable value” to mean the actual replacement cost of the Improvements and Personal Property (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) evaluated annually by an insurer, a recognized independent insurance broker or an independent appraiser selected and paid by the Grantor and in no event less than the coverage required pursuant to the terms of any Naming Rights Agreement;
(ii)Commercial general liability insurance on an "occurrence basis” or a "claims made basis” against claims for "personal injury" including without limitation bodily injury, death or property damage occurring on, in or about the Granted Property and the adjoining streets, sidewalks and passageways, provided that such insurance shall afford immediate minimum protection to a combined single limit of at least $2,000,000 per person and accident and at least $5,000,000 for property damage liability; and
(iii)During such time as any construction or reconstruction on the Granted Property or major repair of the Granted Property is being undertaken, builder’s completed value risk insurance against “all risks of physical loss”, including, without limitation, collapse coverage, with annual deductibles not to exceed $25,000 (may be higher with respect to the deductible for flood, windstorm, earthquake and for terrorism, such deductible as is the commercially available at commercially available rates) in non-reporting form, covering the
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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total value of any work performed on equipment, supplies and materials incorporated or to be incorporated into the Granted Property and said policy of insurance shall contain the “permission to occupy upon completion of work or occupancy” endorsement.
(b)Any insurance coverage maintained in accordance with Section 2.15(a) shall at all times be written by insurance companies of recognized national standing and with a claims paying ability of A- or better by according to S&P (or an equivalent rating by an NAIC-approved rating organization) and authorized to do business in the State of Nevada and: (A) shall name the Grantor and the Beneficiary as insureds, additional insureds or loss payee (as applicable), as their interests may appear, (B) in the case of policies covering loss or damage to the Granted Property, shall provide that such losses, if any, shall be payable solely to the Beneficiary or, at the direction of the Beneficiary, the depository under a standard beneficiary loss payable clause satisfactory to the Beneficiary, (C) shall provide that the Beneficiary’s interest shall be insured regardless of any breach or violation by the Grantor of any warranties, declarations or conditions contained in such policies, (D) such insurance, as to the interest of the Beneficiary therein, shall not be invalidated by the use or operation of the Granted Property for purposes which are not permitted by such policies, nor by any foreclosure or other proceedings relating to the Granted Property, nor by change in title to or ownership of the Granted Property, (E) the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Grantor, (F) if any premium or installment is not paid when due, or if such insurance would lapse or be canceled, terminated or materially changed for any reason whatsoever, the insurers will promptly notify the Beneficiary and any such lapse, cancellation, termination or change shall not be effective as to the Beneficiary for thirty (30) days after receipt of such notice, (G) appropriate certification shall be made to the Beneficiary by each insurer with respect thereto, and (H) shall provide for deductibles in amounts not in excess of amounts as is customary for companies similarly situated and owning properties in the State of Nevada similar to the Granted Property. Provided no Default or Event of Default has occurred or is continuing, the loss, if any, under any policy pertaining to loss by reason of damage to or destruction of any portion of the Granted Property shall be adjusted with the insurance companies by the Grantor, subject to the reasonable approval of the Beneficiary if the loss exceeds $200,000. The loss so adjusted shall be paid to the Beneficiary pursuant to said loss payable clause unless said loss is $200,000 or less in which case said loss shall be paid directly to the Grantor, provided no Default or Event of Default has occurred and is continuing, in which event any such loss shall be paid to the Beneficiary.
(c)The Grantor shall furnish the Beneficiary with certificates or other satisfactory evidence of maintenance of the insurance required hereunder and with respect to any renewal policy or policies shall furnish certificates evidencing such renewal prior to the expiration date of the original policy or renewal policies. All such policies shall provide that the same shall not be canceled without at least thirty (30) days’ prior written notice to each insured named therein.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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Section 2.16    Payment of Taxes and Other Charges. The Grantor will pay and discharge, before the same shall become delinquent, together with interest and penalties thereon, if any, (i) all taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), levies, fees, water, sewer, electrical and other utility service rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, and whether or not within the contemplation of the parties hereto, which are at any time levied upon or assessed against it or the Granted Property or any part thereof or upon this Deed of Trust or the Note secured hereby, or upon the revenues, rents, issues, income and profits in respect of the Granted Property, or arising in respect of the occupancy, use or possession thereof, which failure to pay would result in the creation of a lien upon the Granted Property or any part thereof, or upon the revenues, rents, issues, income and profits of the Granted Property or in the diminution thereof or would result in any material interference with the use or operation of the Granted Property by the Grantor, (ii) all franchise, excise and other taxes, fees and charges assessed, levied or imposed in respect of its existence or its right to do business in any state, (iii) all income, excess profits, excise, sales, franchise, gross receipts and other taxes, duties or imposts, whether of a like or different nature, assessed, levied or imposed by any governmental authority on it or the Granted Property, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Granted Property if the failure to pay any such tax, duty or impost might result in the creation of a lien upon any asset of the Grantor or the Granted Property or any part thereof or upon the Sponsorship Fees, the revenues, rents, issues, income and profits of the Granted Property or in the diminution thereof, and whether or not any such tax, duty or impost is payable directly by the Grantor or is subject to withholding at the source and (iv) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might result in the creation of a lien on the Granted Property or upon the revenues, rents, issues, income and profits of the Granted Property and, in general, will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of the Grantor, without expense to the Beneficiary (items (i) through (iv), inclusive, are collectively, the “Taxes”).
(b)After prior written notice to the Beneficiary, the Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default has occurred and is continuing under any of the Operative Agreements, (ii) such proceeding shall suspend the collection of the Taxes from the Grantor and from the Granted Property or the Grantor shall have paid all of the Taxes under protest, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the Grantor is subject and shall not constitute a default thereunder, (iv) neither the Granted Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost and (v) the Grantor shall have maintained adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless the Grantor has paid all of the Taxes under protest, or the Grantor shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by the Beneficiary to insure the payment of any contested Taxes, together with all interest and penalties thereon.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
Section 2.17    Limitation on Liens. The Grantor will not create or incur or suffer to be incurred or to exist, any deed of trust, pledge, security interest, encumbrance, lien or charge of any kind upon the Granted Property or any right, title or interest of the Grantor in and to the Naming Rights Agreement, whether now owned or hereafter acquired, or upon any income or proceeds therefrom, and any such deed of trust, pledge, security interest, encumbrance, lien or charge shall be void ab initio, except the following:liens for property taxes and assessments or governmental charges or levies and liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;
(b)liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Grantor shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;
(c)liens, charges, encumbrances and priority claims incidental to the conduct of business or the ownership of properties and assets (including warehousemen’s and attorneys’ liens and statutory landlords’ liens) and deposits, pledges or liens to secure payment of premiums on insurance purchased in the usual course of business or in connection with self-insurance or in connection with workmen’s compensation, unemployment insurance or social security legislation, or to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;
(d)minor survey exceptions or minor encumbrances, easements or reservations of, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which encumbrances, easements, reservations, rights and restrictions do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of the Grantor;
(e)the lien of this Deed of Trust;
(f)the lien of the Naming Rights Agreement, subject to the NDA Agreement;
(g)the lien of any permitted lease to any Person, as lessee; provided that the lien thereof shall be subject to the terms of the Naming Rights Agreement and the NDA Agreement;
(h)easements, rights of way, reservations, restrictive agreements, servitudes and rights of others against the Granted Property and any other matters which are listed on Schedule B to the ALTA Title Insurance Policy delivered to the Beneficiary following the issuance and delivery of the Note;
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
(i)utility easements, rights of way or reservations granted or to be granted to service providers in connection with the development of the Granted Property, which such utility easements, rights of way or reservations do not in the aggregate detract from or impair the value of or use of the Granted Property and have been approved in writing by the LVCVA; and
(j)Parking agreements and amendments thereto in form reasonably acceptable to Beneficiary for the benefit of the Granted Property.
Section 2.18    Assignment; Obligations and Terms Respecting the Naming Rights Agreement, all Leases and Lease Guaranties.
(a)Assignment. In addition to, and not in contravention of, Granting Clause Second of this Deed of Trust, the Grantor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to further secure the payment and performance by the Grantor of all Indebtedness Hereby Secured hereby absolutely and unconditionally assigns, transfers and grants to the Beneficiary the following property, rights, interests and estates, now owned, or hereafter acquired, by the Grantor:
(i)Sponsorship Fees and Naming Rights Agreement. The Sponsorship Fees and the right, title and interest of the Grantor, its successors and assigns, therein and thereunder and, after the occurrence and during the continuance of an Event of Default, the Naming Rights Agreement and the right, title and interest of the Grantor, its successors and assigns, therein and thereunder.
(ii)Leases and Agreements. All leases, subleases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Granted Property or any portion thereof now or hereafter made including, without limitation, the Grantor’s rights to received all rents and other payments under the Team Lease, together with any extension, renewal or replacement of the same (collectively, the “Leases”), this assignment of the Leases being effective without further or supplemental assignment.
(iii)Rents. All Sponsorship Fees, rents, additional rents, percentage rents, revenues, income, proceeds, payments, reimbursable amounts, issues and profits arising from the Naming Rights Agreement, the Leases and the Lease Guaranties and any cash or security deposited in connection therewith (including, without limitation, all commissions and all oil and gas and other mineral royalties and bonuses) payable by the LVCVA under the Naming Rights Agreement or any tenant under the Leases or any Lease Guarantor under any Lease Guaranty or otherwise, for or in connection with the use, enjoyment and occupancy of the Granted Property (collectively, the “Rents”).
(iv)Bankruptcy Claims. All of the Grantor’s claims and rights (the “Bankruptcy Claims”) to the payment of damages arising from any rejection by the LVCVA of the Naming Rights Agreement or any tenant under the Leases
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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under the Bankruptcy Code, 11 U.S.C. §101 et seq., as the same may be amended (the “Bankruptcy Code ") or under any comparable federal or state statute or law.
(v)Lease Guaranties. All of the Grantor’s right, title and interest in and to any and all lease guaranties, letters of credit and any other credit support given in connection with the Naming Rights Agreement and the Leases to the Grantor or predecessors (individually, a “Lease Guaranty”, and, collectively, the “Lease Guaranties ") by any guarantor (individually, a “Lease Guarantor, ” and, collectively, the “Lease Guarantors").
(vi)Proceeds. All proceeds from the sale or other disposition of the Naming Rights Agreement, the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.
(vii)Other. All rights, powers, privileges, options and other benefits of the Grantor under the Naming Rights Agreement and the Leases and beneficiary under the Lease Guaranties, including without limitation, (A) the immediate and continuing right to make claims for, receive, collect and receipt for, all Rents payable or receivable under the Naming Rights Agreement and the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Indebtedness Hereby Secured) and to do all other things which the Grantor or any lessor is or may become entitled to do under the Naming Rights Agreement, the Leases or the Lease Guaranties; (B) the right to pursue and collect any claim in bankruptcy or receivership proceedings of the LVCVA, any tenant under the Leases or any Lease Guarantor; (C) the right to accept or reject any offer made by the LVCVA, any tenant under the Leases or any Lease Guarantor to purchase the Granted Property or any part thereof and any other property subject to the Naming Rights Agreement, the Leases or any Lease Guaranty and to perform all other necessary or appropriate acts with respect to such purchases; (D) the right to make all waivers and agreements, to give and receive all notices, consents and releases, and to take such action upon the happening of a default beyond applicable cure periods, if any, under the Naming Rights Agreement, the Leases or any Lease Guaranty as the Grantor shall have the right under the Naming Rights Agreement, the Leases or any Lease Guaranty or at law to take, including the right to commence, conduct and consummate eviction proceedings; (E) the right, at Beneficiary’s option to enter upon the Granted Property or any portion thereof in person, by agent or by court-appointed receiver; and (F) the Grantor’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in this Deed of Trust and any or all other actions designated by Beneficiary for the proper management and preservation of the Granted Property.
This assignment is a perfected present, absolute, direct and unconditional assignment and transfer of all the Grantor’s right, title and interest in and to, but not the obligations under, the Leases, the Lease Guaranties, the Rents and the Sponsorship Fees and, after the occurrence and during the continuance of an Event of Default, the Naming Rights Agreement made in consideration of the
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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loan by Beneficiary to the Grantor and as additional security for the repayment of the Indebtedness Hereby Secured.
(b)Obligations and Terms Respecting the Naming Rights Agreement, the Leases and the Lease Guaranties.
(i)At all times the Granted Property shall be subject to the Naming Rights Agreement with the LVCVA, provided that, to the extent permitted thereby and by the NDA Agreement, the Naming Rights Agreement may be assigned by the LVCVA upon the terms and conditions set forth in the Naming Rights Agreement and in the NDA Agreement. The Grantor will punctually perform all obligations, covenants and agreements by it to be performed under the Naming Rights Agreement, the Leases and the Lease Guaranties strictly in accordance with the terms thereof, and will at all times do all things necessary to compel performance by the LVCVA, any tenant under the Leases and the Lease Guarantors of all covenants and agreements by them to be performed under the Naming Rights Agreement, the Leases or the Lease Guaranties, as applicable. The Grantor will take no action and permit no action to be taken by other Persons which will release the LVCVA, any tenant under the Leases or any Lease Guarantor from their obligations and liabilities under the Naming Rights Agreement, the Leases or the Lease Guaranties, as applicable, or result in the termination, amendment or modification of, or impair the validity of, the Naming Rights Agreement, the Leases or the Lease Guaranties, as applicable. The Grantor will give to the Beneficiary notice of all defaults by the LVCVA, any tenant under the Leases or any Lease Guarantor, as applicable, under the Naming Rights Agreement, the Leases or the Lease Guaranties, promptly after they have become known to the Grantor. Neither this Deed of Trust nor any action or inaction on the part of the Beneficiary shall constitute an assumption on the part of the Beneficiary of any obligation to the LVCVA, any tenant under the Leases or any Lease Guarantor or any other Person under the Naming Rights Agreement, the Leases or the Lease Guaranties. No action or inaction on the part of the Grantor shall adversely affect or limit in any way the rights of the Beneficiary under this Deed of Trust, or, through this Deed of Trust, under the Naming Rights Agreement, the Leases or the Lease Guaranties.
(ii)The Grantor will not, except with the prior written consent of the Beneficiary, take or suffer to be taken any action or consent to or permit any prepayment or discount of Rents or payment of Rents more than one month in advance, under the Naming Rights Agreement, the Leases or the Lease Guaranties.
(iii)The Grantor will not, without the prior written consent of the Beneficiary:
(A)declare a default or exercise the remedies of the “Company” or beneficiary under, or terminate, modify or accept a surrender of, or exercise any recapture rights with respect to, or offer or
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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permit any termination, modification or surrender of, the Naming Rights Agreement, the Leases or the Lease Guaranties, or any reciprocal easement or restrictive covenant agreement or similar agreement running with the land or create or consent to the creation or existence of any mortgage or other lien to secure the payment of indebtedness upon the Grantor’s interest under the Naming Rights Agreement, the Leases or the Lease Guaranties or any part thereof, subject, however, to LVCVA’s rights to assign its interest in the Naming Rights Agreement in accordance with the terms thereof; or
(B)other than to the Beneficiary, assign, transfer or hypothecate any Rents or other payment due or to become due under the Naming Rights Agreement, the Leases or the Lease Guaranties or anticipate any Rents or other payment thereunder.
(iv)The Grantor acknowledges that the Beneficiary has directed the LVCVA in a letter of direction to deliver or remit directly to the Escrow Agent, all Sponsorship Fees and Rents (including, without limitation, all payments of any amounts), income, revenues, issues, profits, insurance proceeds, condemnation awards, liquidated damages, purchase price proceeds and other payments, tenders and security now or hereafter due and payable to or receivable by the Grantor under the Naming Rights Agreement, such amounts to be paid directly to the Escrow Agent in the manner provided therein or in such other manner as the Beneficiary may from time to time designate. All amounts received by the Escrow Agent shall be applied in the manner provided herein and in the Escrow and Servicing Agreement. The Grantor hereby agrees to send to the Beneficiary, in accordance with Section 6.3 hereof, copies of all notices and all other instruments or written communications (including without limitation communications via electronic mail) required or permitted to be given by the Grantor under the Naming Rights Agreement, the Leases and the Lease Guaranties pursuant thereto, other than the notices, instruments or other communications for the routine or day to day administration of the Granted Property or the Naming Rights Agreement, the Leases or the Lease Guaranties.
(v)Notwithstanding anything to the contrary set forth in the NDA Agreement or any other document, the Grantor agrees that it will not enter into any agreement assigning, subordinating, amending, supplementing, hypothecating, waiving, discharging or terminating the Naming Rights Agreement, the Leases or any Lease Guaranty or this Deed of Trust without the Beneficiary’s prior written consent thereto, and that any attempted assignment, subordination, amendment, supplement, hypothecation, waiver, discharge or termination without such consent shall be void. The Grantor will not terminate the Naming Rights Agreement, the Leases or any Lease Guaranty or take possession of the Granted Property in the event of default without the express prior written consent of the Beneficiary. In the event that the Naming Rights Agreement, the Leases or any Lease Guaranty shall be amended or supplemented as herein permitted, the Naming Rights Agreement, the Leases and the Lease
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
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Guaranties as so amended or supplemented shall continue to be subject to the provisions of this Deed of Trust without the necessity of any further act by any of the parties hereto. Beneficiary shall sign commercially reasonable subordination and non-disturbance and attornment agreements in connection with the entering into any Leases by the Company.
(vi)The Lease Assignment set forth in this Section 2.18 and Granting Clause Second of this Deed of Trust shall run with the land and be good and valid against the Grantor or those claiming by, under or through the Grantor, from the date hereof and such assignment shall continue to be operative during the foreclosure or any other proceeding taken to enforce this Deed of Trust. In the event of a sale or foreclosure which shall result in a deficiency, such assignment shall stand as security during the redemption period for the payment of such deficiency. The Beneficiary shall be permitted, at its sole option, to exercise remedies under such assignment separately from remedies exercised against other portions of the Granted Property.
(c)Excepted Rights. Notwithstanding anything to the contrary contained in this Section 2.18, Section 2.18 is in all respects subject to the Excepted Rights of Grantor.
Section 2.19    Advances. If the Grantor shall fail to comply with the covenants contained herein or in the Note Purchase Agreement or in any other Operative Agreement and incorporated herein by reference, the Beneficiary, after five (5) days’ prior written notice to the Grantor, and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Grantor, and may enter upon the Granted Property or any part thereof for such purpose and take all such action thereon as, in the opinion of the Beneficiary, may be necessary or appropriate therefor. All sums so paid by the Beneficiary and all costs and expenses (including without limitation, reasonable attorneys’ fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurrence, shall be secured hereby in priority to the indebtedness evidenced by the Note and shall be paid by the Grantor to the Beneficiary on demand. The Beneficiary in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof.
Section 2.20    Recordation. The Grantor will, at its own expense, cause this Deed of Trust, the NDA Agreement, all supplements hereto and thereto, and any financing statements and continuation statements required by law, including the Uniform Commercial Code, in respect hereof and thereof at all times to be kept recorded and filed at its own expense in such manner and in such places as may be required by law in order to fully preserve and protect the rights of the Trustee and the Beneficiary hereunder and thereunder, and will furnish to the Beneficiary promptly after the execution and delivery of this Deed of Trust, the Naming Rights Agreement, the NDA Agreement and each supplement hereto and thereto an opinion of counsel stating that, in the opinion of such counsel, this Deed of Trust, the Naming Rights Agreement (or a memorandum thereof), the NDA Agreement or such supplement, as the case may be, has been properly recorded or filed for record so as to make effective of record the lien intended to be
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
created hereby and/or thereby. The Grantor hereby specifically consents to any financing statements and/or financing statements and continuation statements or other filings related to this Deed of Trust being made electronically, to the extent permitted by law. Additionally, the Grantor hereby specifically consents to any other financing statements and/or financing statements and continuation statements or other filings related to this Security Agreement and/or this Deed of Trust being made electronically, to the extent permitted by law, or otherwise. The Grantor hereby authorizes the Beneficiary and/or the Trustee and its agents or counsel to file, in the name of the Grantor or otherwise, financing statements and continuation statements with regard to any filed financing statements. The Grantor hereby irrevocably appoints the Beneficiary and/or the Trustee, or any agent designated by the Beneficiary and/or the Trustee, its true and lawful attorney-in-fact, which power is coupled with an interest and with full power of substitution, to execute, acknowledge, file and deliver financing statements in the name of the Grantor. Furthermore, the Grantor hereby authorizes Mayer Brown LLP, Beneficiary and/or the Trustee and its agents or counsel to file financing statements that indicate the collateral (i) as all assets of the Grantor or words of similar effect or (ii) as being of an equal, greater or lesser scope, or with greater or lesser detail, than as set forth in this Security Agreement and/or this Deed of Trust, on behalf of the Grantor. The Grantor also hereby ratifies its authorization for Mayer Brown LLP, the Beneficiary and/or the Trustee and its agents or counsel to have filed in any jurisdiction any Uniform Commercial Code financing statements or amendments thereto if filed prior to the Closing Date. The Grantor shall not terminate, amend or file a correction statement with respect to any financing statement or fixture filing filed pursuant to this Security Agreement and/or this Deed of Trust without the Beneficiary’s and/or the Trustee’s prior written consent. Notwithstanding anything to the contrary in this Deed of Trust, nothing herein shall obligate the Trustee or the Beneficiary to file or see to the maintenance of any financing statement or security instrument.
Section 2.21    After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in the Granting Clauses hereof and is or intended to become a part thereof, shall ipso facto, and without any further conveyance, assignment or act on the part of the Grantor or the Beneficiary become and be, subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless the Grantor shall from time to time, if requested by the Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments thereof as the Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust any and all such property.
Section 2.22    Environmental Indemnity. The Grantor agrees to defend, indemnify and hold the Trustee and the Beneficiary harmless from and against any and all costs, penalties, damages, expenses, and/or liabilities (including reasonable attorneys’ fees) which Beneficiary may suffer as a result of a claim, suit, or action regarding (i) any actual or alleged violation of an Environmental Legal Requirement in connection with the Granted property; (ii) the existence (or claimed existence) on, under or from the Granted Property of any Hazardous Material (whether caused by the Grantor, any Indemnitor or the LVCVA under the Naming Rights Agreement or any other party, except the Beneficiary), and/or (iii) regarding the investigation, removal, remediation and clean-up of such Hazardous Material.
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
Section 2.23    Separate Identity. The Grantor will maintain books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party and the Grantor will file its own tax returns to the extent required by law. The Grantor shall maintain its books, records, resolutions and agreements as official records. The Grantor will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of the Grantor or any constituent party of the Grantor, or any affiliate of any constituent party), and shall conduct business in its own name and shall maintain and utilize separate invoices and checks. The Grantor shall correct any known misunderstanding regarding its status as a separate entity and shall not identify itself or any of its affiliates as a division or part of the other. The Grantor will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Neither the Grantor nor any constituent party will seek or effect the liquidation, dissolution, winding up, consolidation or merger, in whole or in part, of the Grantor. The Grantor will not commingle the funds and other assets of the Grantor with those of any affiliate or constituent party, or any affiliate of any constituent party, or any other person. The Grantor has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or constituent party, or any affiliate of any constituent party, or any other person. The Grantor does not and will not hold itself out to be responsible for the debts or obligations of any other person.
Section 2.24    General Indemnity. In addition to any other indemnifications provided herein, or in the other Operative Agreements, the Grantor will, at its sole cost and expense protect, defend, indemnify and save harmless the Trustee and the Beneficiary on an after-tax basis from and against all liabilities, losses, damages, demands, claims, obligations, suits or other proceedings (including, causes of action, litigation and defenses), settlement proceeds, fines, penalties, assessments, citations, directives, judgments, fees, costs, disbursements or other expenses of any kind or of any nature whatsoever (including, reasonable attorneys’, consultants’, and experts’ fees and disbursements actually incurred in investigating, defending, settling or prosecuting any demand, claim, obligation, suit or other similar proceeding (collectively, “Indemnified Liabilities”) (except to the extent caused solely by the gross negligence or willful misconduct of the Trustee or the Beneficiary, as applicable) which may be imposed on, incurred by or asserted or awarded against the Trustee or the Beneficiary because of (i) ownership of the Operative Agreements, the Granted Property or receipt of any Rents or in connection with the Trustee or Beneficiary exercising any right or performing any obligations under the Operative Agreements; (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Granted Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any use, non-use or condition in, on or about the Granted Property or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iv) any failure on Grantor’s part to perform or comply with any of the terms of the Operative Agreements; (v) the performance of any labor or services or the furnishing of any materials or other property in respect of the Granted Property; (vi) to the extent not covered by insurance, any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials or asbestos; (vii) the Granted Property’s failure to comply with any legal requirements; (viii) the occupation, condition, operation, service, design, maintenance or management of the Granted Property; and (ix) any tax, duty, assessment or other charge imposed by any governmental authority on the making and recording of this Deed of Trust. Any Indemnified Liabilities payable to the Trustee or the
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
Beneficiary because of the application of this Section 2.24 will be secured by this Deed of Trust and will become immediately due and payable and will bear interest at the Default Rate from the date such Indemnified Liability is sustained by the Trustee and/or the Beneficiary until paid. The Grantor’s obligations and liabilities under this Section 2.24 will survive any termination, satisfaction or assignment of the Operative Agreements and the exercise by the Trustee and/or the Beneficiary of any of its rights or remedies under the Operative Agreements including, the acquisition of the Granted Property by foreclosure or a conveyance in lieu of foreclosure as to events occurring prior thereto.
Section 2.25 No Forfeiture. The Grantor represents and warrants to the Beneficiary that, as of the Closing Date, the Grantor has not committed any act or omission affording any governmental authority the right of forfeiture against the Granted Property or any monies paid in performance of the Grantor’s obligations under the Operative Agreements. The Grantor agrees not to commit, permit or suffer to exist any act, omission or circumstance affording such right of forfeiture. In furtherance thereof, the Grantor indemnifies the Trustee and the Beneficiary and agrees to defend and hold the Trustee and the Beneficiary harmless from and against any costs because of the breach of the agreements or the representations and warranties set forth in this Section 2.25.
SECTION 3.POSSESSION, USE AND RELEASE OF PROPERTY.
Section 3.1    The Grantor's Right of Possession. Provided no Default or Event of Default has occurred and is continuing, the Grantor shall be permitted to remain in full possession, enjoyment and control of the Granted Property subject always to the observance and performance of the terms of this Deed of Trust and the other Operative Agreements. It is expressly understood that the use and possession of the Granted Property by the LVCVA or any of its permitted subtenants under and subject to the Naming Rights Agreement shall not constitute a violation of this Section 3.1.
Section 3.2    Release of Granted Property - Event of Loss and Prepayment of Note. Upon the occurrence of any Event of Loss in respect of the Granted Property, the Grantor shall give the Beneficiary, within twenty (20) days after the occurrence thereof, written notice of such Event of Loss, which notice shall specify (a) in the case of a casualty, that the Grantor will repair or rebuild the Granted Property as provided in the Naming Rights Agreement, or (b) in the case of a condemnation, that the Grantor shall restore the Granted Property or (ii) the Grantor shall prepay the Note in accordance with Section 4.1 hereof. In the event such notice specifies that the Grantor will make such prepayment, then the Trustee and Beneficiary shall execute a release in respect of the Granted Property upon receipt of such prepayment in full and all other Indebtedness Hereby Secured.
Section 3.3    Eminent Domain. The Grantor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Granted Property or any portion thereof, shall notify the Beneficiary of the pendency of such proceedings. The Beneficiary may participate in any such proceedings, and the Grantor from time to time will deliver or cause to be delivered to the Beneficiary all instruments requested by it to permit such participation. In the event of such condemnation proceedings, the award or compensation payable to the Grantor shall be paid to the Beneficiary, and such award or compensation shall be retained by the Beneficiary
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
as part of the Granted Property and applied in accordance with Section 4.1 (a)(i) or (ii) hereof; provided that, if such application results in only a partial prepayment of the Note and the Naming Rights Agreement remains in effect, the amortization schedule on the Note will be adjusted to take into account any reduction in rent under the Naming Rights Agreement. The Beneficiary shall be under no obligation to question the amount of the award or compensation and the Beneficiary may accept any such award or compensation. In any such condemnation proceedings the Beneficiary may be represented by counsel, whose reasonable costs and disbursements shall be paid by the Grantor.
SECTION 4.APPLICATION OF INSURANCE AND CERTAIN OTHER MONEYS RECEIVED BY THE BENEFICIARY.
Section 4.1    Insurance Proceeds and Condemnation Awards, (a) Subject to Section 4.4 hereof, the amounts received by or payable to the Beneficiary from time to time which constitute insurance proceeds in respect of any damage to or destruction or condemnation of the Granted Property or any part thereof, condemnation awards or compensation covering the Granted Property (less the actual costs, fees and expenses incurred in the collection thereof), shall be held by the Beneficiary as part of the Granted Property and shall be applied by the Beneficiary as follows:
(i)if a casualty occurs which results in a termination of the Naming Rights Agreement or if a condemnation occurs which results in the termination of the Naming Rights Agreement (in either case as evidenced by a certificate of the LVCVA detailing the same) and the Grantor shall be required to prepay the Note pursuant to Section 2.12 of this Deed of Trust, such proceeds, award or compensation, as the case may be, shall be applied in payment and satisfaction of the outstanding principal and accrued interest on the Note to the date of payment upon the terms and in the manner provided in Section 2.12 of this Deed of Trust, and the balance, if any, of any such proceeds shall be paid to the Grantor; or
(ii)if a casualty or condemnation occurs which does not result in the termination of the Naming Rights Agreement and the Grantor or the LVCVA shall be required to repair, rebuild or restore the Granted Property as required pursuant to the Naming Rights Agreement, all casualty insurance proceeds resulting from such casualty and/or all condemnation awards and condemnation insurance proceeds resulting from such condemnation shall be paid over by the Beneficiary to the Grantor (or as the Grantor may direct from time to time) upon a written application of the Grantor and accompanied by such evidence in detail as may be reasonably satisfactory to the Beneficiary supporting such application for the purpose of paying, or reimbursing the Grantor for the payment of, the reasonable cost, as shown by such certificate, of repairing, rebuilding or restoring part or all of the Granted Property damaged, destroyed or taken (“Restoration”), but only for and to the extent that the Grantor shows by such evidence of costs that the proceeds, award or compensation (“Restoration Funds") remaining on deposit with the Beneficiary, together with any additional funds irrevocably allocated or otherwise provided for in a manner satisfactory to the Beneficiary for such purpose, shall be sufficient to complete such Restoration and restore the
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
(iii)Granted Property (as nearly as practicable) at least to the market value and condition which existed immediately prior to the damage, destruction, condemnation or taking, as the case may be, free from liens or encumbrances except Permitted Encumbrances. The Grantor shall deliver to the Beneficiary any additional funds needed to complete the Restoration prior to the disbursement of any Restoration Funds. Every such application for the payment of such proceeds, award or compensation shall state that no Event of Default has occurred and is continuing. Any proceeds in excess of the amount needed for Restoration remaining after the Restoration has been completed shall be (i) if the amount of rent payable under the Naming Rights Agreement has been reduced as a result of such condemnation or casualty, such amounts shall be held by the Beneficiary and at the option of the Beneficiary either (y) applied to future payments on the Note as they come due (or as otherwise required to satisfy any obligations of the Grantor under any of the Operative Agreements) to the extent necessary after the application of each rent payment thereafter received or (z) applied to the outstanding principal (without premium) and interest then due on the Note (provided that, if amounts are applied to principal, the amortization schedule on the Note shall be adjusted to, if possible, avoid a future payment default while at the same time amortize the outstanding principal on the Note in full by the original maturity date of the Note) or (ii) if the amount of rent payable under the Naming Rights Agreement has not been so reduced as a result of such condemnation or casualty and so long as no Default or Event of Default is then existing, such amounts shall be disbursed to the Grantor. The Beneficiary shall receive a supplement hereto, as insured by appropriate title insurance acceptable to the Beneficiary.
(b)Subject to Section 2.15(b) hereof with respect to adjustments of losses, any appraisal or adjustment of such loss or any settlement or payment of indemnity therefor which shall be agreed upon between the Grantor and the relevant insurance company shall be accepted by the Beneficiary.
(c)If a condemnation occurs with respect to the Granted Property, each of the Grantor and the Beneficiary will take all reasonable measures available to it to preserve its rights of recovery with respect to the Granted Property and maximize any condemnation award or other recoveries to which it may be entitled (including without limitation, as against the LVCVA and the Grantor).
Section 4.2    Title Insurance. Any moneys received by the Beneficiary as payment for any loss under any policy of title insurance which was delivered by the Grantor shall become part of the Granted Property and shall be paid and applied in the same manner contemplated by Section 5.3 hereof.
Section 4.3    Investment of Insurance Proceeds and Condemnation Awards or Compensation. All insurance proceeds, condemnation awards or compensation received by the Beneficiary as payment for any casualty occurrence or condemnation relating to the Granted Property under any policy of insurance or as an award or compensation for the taking in condemnation or other eminent domain proceedings relating to the Granted Property or any part
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
thereof which is to be disbursed pursuant to Section 4.1(a) hereof shall, at the written request of the Grantor in form satisfactory to the Beneficiary, be invested or reinvested by the Beneficiary in (a) direct obligations of the United States of America maturing in not more than ninety (90) days from the date of such investment, (b) commercial paper maturing within two hundred and seventy (270) days from the date of acquisition and rated in the highest rating classification by at least one national rating agency, (c) certificates of deposit of commercial banks in the United States of America with capital and surplus of $100,000,000 or more maturing in not more than five (5) days from the date of such investment, or (d) U.S. dollar denominated deposit accounts with domestic national or commercial banks that have a short term issuer rating on the date of purchase of “A-1+” or “A-l” by S&P or “Prime-1” or better by Moody’s and maturing no more than three hundred sixty (360) days after the date of purchase. Any amounts earned on such investments shall accrue to the benefit of the Grantor and shall be disbursed in accordance with the terms of Section 4.1 hereof. The Beneficiary shall bear no liability for any losses incurred as a result of investing the funds in accordance with this paragraph, or for the failure of Company to give Beneficiary written instructions to invest or reinvest. Uninvested funds held hereunder shall not earn or accrue interest. Upon a written request of the Grantor in accordance with the terms of this Deed of Trust, or at any time when the Beneficiary shall determine that cash is required pursuant to Section 4.1 hereof, the Beneficiary shall sell all or any designated part of such investments at the then market price therefor and shall pay and apply the proceeds in accordance with the terms of Section 4.1. Beneficiary may make any investments pursuant to this Section 4.3 by or through Wells Fargo Trust Company, National Association or any of its affiliates.
With respect to any investments made by Beneficiary or any of its affiliates, the Grantor acknowledges that upon its written request and at no additional cost, it has the right to receive notification after the completion of each purchase and sale of investments. The Grantor agrees that such notifications shall not be provided by the Beneficiary hereunder, and Beneficiary shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement need be made available for any fund/account if no activity has occurred in such fund/account during such period.
Section 4.4    Application If Event of Default Exists. Notwithstanding anything to the contrary contained in this Section 4, if an Event of Default has occurred and is continuing to the knowledge of the Beneficiary, all amounts received by the Beneficiary under this Deed of Trust shall be applied in the manner provided for in Section 5 hereof in respect of proceeds and avails of the Granted Property.
SECTION 5 .DEFAULTS AND REMEDIES THEREFOR.
Section 5.1    Events of Default. Any one or more of the following shall constitute an Event of Default as the term is used herein:
(a)Default in the payment of interest or principal or premium, if any, on the Note when the same shall have become due and such Default shall continue for five (5) days; or
(b)Default shall occur in the observance and performance of any covenant or agreement contained in Section 2.3, 2.4, 2.15, 2.18(b)(ii) or 2.18(b)(iii) hereof; or
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
(c)Default shall occur in the observance or performance of any other provision of this Deed of Trust not specifically described in the foregoing subparagraphs of this Section 5.1 which is not remedied within thirty (30) days after the earlier of (i) written notice thereof from the Beneficiary or the Escrow Agent to the Grantor, or (ii) the first date on which an officer, member, partner, trustee or beneficial owner of the Grantor shall have actual knowledge of such a Default; or
(d)Default shall occur under the Naming Rights Agreement and such default shall continue beyond the period of grace, if any, allowed with respect thereto; provided, however, that the Grantor may cure any payment default by the LVCVA for a period of not more than twelve (12) months in a row and not more than twenty-four (24) months in the aggregate prior to the Maturity Date; or
(e)An Escrow Shortfall shall occur under the Escrow and Servicing Agreement; or
(f)If any statement, certification, representation or warranty made by the Grantor herein or in any other Operative Agreement, or made by or on behalf of the Grantor in any statement or certificate furnished by or on behalf of the Grantor in connection with the consummation of the issuance and sale of the Note or furnished by or on behalf of the Grantor or pursuant to the Note Purchase Agreement or any other Operative Agreement, proves untrue in any material respect as of the date of the issuance or making thereof; or
(g)[Intentionally Omitted]; or
(h)If final judgment for the payment of money shall be rendered against the Grantor and the Grantor shall not discharge or cause the same to be discharged within sixty (60) days from the entry thereof or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered and secure a stay of execution pending such appeal; or
(i)If the Grantor defaults under any other security agreement covering any part of the Granted Property whether it be superior or junior in lien to this Deed of Trust and the same is accelerated as a result of such default; or
(j)The Grantor: (1) admits in writing its inability to pay its debts generally as they become due; (2) files a petition in bankruptcy or a petition to take advantage of any insolvency act; (3) makes an assignment for the benefit of creditors generally; (4) consents to, or acquiesces in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (5) files a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other comparable federal or state statute or law; (6) has a court of competent jurisdiction enter an order, judgment or decree appointing a receiver, liquidator or trustee of the Grantor, or of the whole or any substantial part of the property or assets of the Grantor; (7) has a petition filed against it seeking reorganization, arrangement, composition, readjustment,
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
liquidation, dissolution or similar relief under the federal bankruptcy laws or any other comparable federal or state statute or law and such petition shall remain undismissed for sixty (60) days; (8) under the provisions of any other law for the relief or aid of debtors, has any court of competent jurisdiction assume custody or control of the Grantor or of the whole or any substantial part of its property or assets; (9) has an attachment or execution levied against any substantial portion of any property of the Grantor which is not discharged or dissolved by a bond within ten (10) days; (10) ceases to exist, is liquidated, or is dissolved; or (11) if any of the foregoing occurs with respect to the LVCVA; or
(k)The Naming Rights Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any governmental body or court that such agreement is invalid, void or unenforceable; or
(l)An event of default shall occur under or with respect to any provision of any Operative Agreement, which event of default is not specifically described in any other subparagraph of this Section 5.1; or
(m)If the Team relocates any home games to any facility or stadium other than the Property whether within or outside the Las Vegas metropolitan area, other than on a temporary basis for bona fide remodeling, casualty or other force majeure (other than insufficient funds), so long as in any such case (i) the Grantor is continuously and diligently attempting in good faith to restore the Granted Property, (ii) either no Casualty Adjustment (as defined in the Naming Rights Agreement) has occurred or will occur as a result of such relocation or the Grantor is timely making up any Casualty Adjustment until the Mortgaged Property is so restored, and (iii) each of the Team Lease and the SNDA Agreement with the Team remains in full force and effect; or
(n)If the Grantor assigns, pledges, mortgages, hypothecates or grants a security interest in and to any or all of the Grantor’s right, title or interest in and to the Naming Rights Agreement to any Person other than the Beneficiary or the Trustee for the benefit of the Beneficiary.
Section 5.2    Remedies. When any Event of Default described in subparagraph (j) of Section 5.1 has occurred, then the Note shall immediately become due and payable without presentment, demand or notice of any kind and when any Event of Default has occurred and is continuing, the Beneficiary (or the Trustee if required by law) may, but shall be under no obligation to, exercise any one or more or all, and in any order, of the remedies hereinafter set forth, it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:
(a)The Beneficiary (or the Trustee if required by law) may, by notice in writing to the Grantor declare the entire unpaid balance of the Note to be immediately due and payable; and thereupon all such unpaid balance, together with all accrued interest thereon and premium, if any, shall be and become immediately due and payable without any presentment, demand, protest or other notice of any kind, all of which are hereby
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
expressly waived. Upon the Note becoming due and payable as a result of any Event of Default as aforesaid, whether such acceleration is automatic or not and regardless of any remedies effectuated by the Beneficiary or the Trustee, the Grantor will forthwith pay to the Beneficiary the entire principal and interest accrued on the Note and, to the extent permitted by law and as liquidated damages and not as a penalty and not as a claim for un-matured interest, an additional amount equal to the then applicable Make-Whole Amount determined as of the date on which the Note shall so become due and payable. The Make-Whole Amount represents a reasonable forecast of the damages caused by any prepayment or by any payment made prior to the scheduled payment date. No course of dealing on the part of the Beneficiary nor any delay or failure on the part of the Beneficiary to exercise any right shall operate as a waiver of such right or otherwise prejudice the Beneficiary’s rights, powers and remedies. The Grantor further agrees, to the extent permitted by law, to pay to the Beneficiary and the Trustee all costs and expenses incurred by it in the collection of the Indebtedness Hereby Secured upon any default hereunder or thereon, including the reasonable compensation to the Beneficiary’s attorneys and the Trustee’s attorneys for all services rendered in connection therewith.
(b)Subject always to the then existing rights, if any, of the LVCVA or any permitted subtenant or assignee under the Naming Rights Agreement, the Beneficiary (or the Trustee if required by law) personally or by agents or attorneys may, to the extent permitted by law (i) enter into and take possession of all or any part of the Granted Property, and may forthwith use, operate, manage, insure, repair and improve the Granted Property and take any other action which, in the Beneficiary’s judgment, is necessary or proper to conserve the value of the Granted Property, (ii) collect and receive all earnings, revenues, rents, issues, profits and income from the Granted Property or any part thereof (and for such purpose the Grantor does hereby irrevocably constitute and appoint the Beneficiary (or the Trustee if required by law) its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, the Grantor irrevocably acknowledging that any payment made to the Beneficiary hereunder shall be a good receipt and acquittance against the Grantor to the extent so made), (iii) pay all principal charges including taxes and assessments levied thereon and operating and maintenance expenses and all disbursements and liabilities of the Grantor hereunder and (iv) apply the net proceeds arising from any such operation of the Granted Property as provided in Section 5.3 hereof in respect of the proceeds of a sale of the Granted Property. The right to enter and take possession of the Granted Property and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of the Beneficiary (or the Trustee, if required by law) hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The expenses (including any reasonable receiver’s fees, counsel fees, costs and agent’s compensation) incurred pursuant to the powers herein contained shall be secured hereby which the Grantor promises to pay upon demand together with interest at the Default Rate. The Beneficiary shall not be liable to account to the Grantor for any action taken pursuant hereto other than to account for any rents actually received by the Beneficiary. Without taking possession of the Granted Property, the Beneficiary (or the Trustee, if required by law) may, in the event the Granted Property becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Granted Property (including hiring
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Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement
watchmen therefor) and all costs incurred in so doing shall constitute so much additional Indebtedness Hereby Secured payable upon demand with interest thereon at the Default Rate.
(c)The Beneficiary (or the Trustee, if required by law) may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale to the Grantor at least thirty (30) days prior to the date of such sale and having given any other notice which may be required by law, sell and dispose of said Granted Property or any part thereof at public auction or private sale to the highest bidder, which may be the Grantor in one lot as an entirety or in separate lots (the Grantor for itself and for all who may claim by, through or under it hereby expressly waiving and releasing all rights to have the Granted Property marshalled to the extent permitted by law), and either for cash or on credit and on such terms as the Beneficiary may determine and at any place (whether or not it be the location of the Granted Property or any part thereof) designated in the notice above referred to. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales or for any such adjourned sale or sales, without further published notice.
(d)The Beneficiary (or the Trustee, if required by law) may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein or in the Note, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Deed of Trust, or for the enforcement of any other appropriate legal or equitable remedy. Upon the bringing of any suit to foreclose this Deed of Trust or to enforce any other remedy available hereunder, the plaintiff shall be entitled as a matter of right, without notice and without giving bond to the Grantor or anyone claiming under, by or through it, and without regard to the solvency or insolvency of the Grantor or the then value of the Granted Property, to apply to an appropriate court to have a receiver appointed of all the Granted Property and of the earnings, income, Sponsorship Fees, rents, issues, profits and proceeds thereof, with such power as the court making such appointment shall confer and the Grantor does hereby irrevocably consent to such appointment.
(e)In case of any sale of the Granted Property, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Deed of Trust, the Beneficiary (or the Trustee, if required by law) may bid and become the purchaser, and the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Note and any claims for interest and premium matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Note, including principal and interest and premium thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash. If at any foreclosure proceeding the Granted Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the Beneficiary shall be entitled to the entry of a
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deficiency decree against the Grantor and against the property of the Grantor for the amount of such deficiency.
(f)The Beneficiary (or the Trustee, if required by law) shall have any and all rights and remedies (including, without limitation, extra judicial power of sale) provided to a secured party by the Uniform Commercial Code with respect to any and all parts of the Granted Property which are and which are deemed to be governed by the Uniform Commercial Code. Without limiting the generality of the foregoing, the Beneficiary (or the Trustee, if required by law) shall, with respect to any part of the Granted Property constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to the Grantor at its address set forth in Section 6.3 at least thirty (30) days prior to the sale or other event for which such notice is required.
(g)The provisions of this Section 5.2 are subject to the condition that if at any time after the Note has been declared due and payable by reason of the occurrence of any Event of Default described in Section 5.1, then in every such case the Beneficiary may at its option by notice in writing sent to the Grantor, rescind and annul any such declaration and its consequences with respect to the Note and in any such event the Grantor, the Trustee and the Beneficiary shall be restored to their former positions and rights hereunder, respectively; provided that at the time such declaration is annulled and rescinded:
(i)no judgment or decree has been entered for the payment of any monies due pursuant to the Note or this Deed of Trust;
(ii)all arrears of interest upon the Note and all other sums payable under the Note and under this Deed of Trust (except any principal, interest or premium on the Note which has become due and payable solely by reason of such declaration under Section 5.2) shall have been duly paid; and
(iii)each and every other Default and Event of Default shall have been made good, cured or waived pursuant to Section 5.1;
and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.
Section 5.3    Application of Proceeds. The purchase money proceeds and/or avails of any sale of the Granted Property, or any part thereof, and the proceeds and the avails of any remedy hereunder and/or amounts held pursuant to Section 4 hereof shall be paid to and applied as follows:
(a)first, to the payment of costs and expenses of foreclosure or suit, if any, and of such sale, and to the extent permitted by applicable law, the reasonable
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compensation of the Beneficiary, its agents, attorneys and counsel and of all proper expenses, liability and advances incurred or made hereunder by the Beneficiary, and of all taxes, assessments or liens superior to the lien of these presents, except any taxes, assessments or other superior lien subject to which said sale may have been made; and
(b)second, to the amount then owing or unpaid on the Note for principal, premium, if any, and interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Note, then to the Beneficiary, with application on the Note to be made, first, to unpaid premium, if any, second, to the unpaid interest thereon, and third, to unpaid principal thereof; and
(c)third, to the payment of any other Indebtedness Hereby Secured; and
(d)fourth, to the payment of the surplus, if any, to the Grantor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.
Section 5.4    Waiver of Extension, Appraisement and Stay Laws. The Grantor covenants that, upon the occurrence of an Event of Default and the acceleration of the Note pursuant to Section 5.2 and to the extent that such rights may then be lawfully waived, it will not at any time thereafter insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law now or at any time hereafter in force, or claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Granted Property or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction or, after confirmation of any such sale or sales claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, all benefit and advantage of any such law or laws which would otherwise be available to any such Person in connection with the enforcement of any of the Beneficiary’s remedies hereunder; and covenants that it will not in connection with any such enforcement proceedings invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Beneficiary but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted. The Grantor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of the Grantor, and each and every Person acquiring any interest in, or title to the Granted Property described herein subsequent to the date of this Deed of Trust, and on behalf of all other Persons to the extent permitted by applicable law.
Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Grantor in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Grantor, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Grantor, its successors or assigns.
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Section 5.5    Costs and Expenses of Foreclosure and/or Exercise of Remedies. In any suit to foreclose the lien hereon and/or in connection with the exercise by the Beneficiary of any remedial rights under this Deed of Trust, any of the other Operative Agreements or any other document entered into in connection with the Operative Agreements, there shall be allowed and included as additional Indebtedness Hereby Secured in the decree for sale all reasonable expenditures and expenses which may be paid or incurred by or on behalf of the Beneficiary for attorney’s fees, appraiser’s fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as the Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure action or the exercise of such remedial rights or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Granted Property, all of which expenditures shall become so much additional Indebtedness Hereby Secured which the Grantor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.
Section 5.6    Delay or Omission Not a Waiver. No delay, failure or omission of the Beneficiary to exercise any right, power or remedy arising from any default on the part of the Grantor shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by the Beneficiary of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No right, power or remedy hereunder is intended to be exclusive of any other right, power or remedy but each and every right, power and remedy shall be cumulative and in addition to any and every other right, power and remedy given hereunder or otherwise existing. Nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the Indebtedness Hereby Secured operate to prejudice, waive or affect the security of this Deed of Trust or any rights, powers or remedies hereunder; nor shall the Beneficiary be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.
Section 5.7    Restoration of Positions. If the Beneficiary has instituted any proceeding to enforce any right or remedy under this Deed of Trust by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Beneficiary, then and in every such case the Grantor, the Trustee and the Beneficiary shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Beneficiary shall continue as though no such proceedings had been instituted.
Section 5.8    Note to Become Due upon Sale. Upon any sale under or by virtue of this Deed of Trust, except as permitted under Section 2.3(g) or (h) hereof, whether pursuant to foreclosure, power of sale or otherwise, the entire unpaid principal amount of the Note shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon and premium, if any, and all other Indebtedness Hereby Secured, anything contrary in this Deed of Trust, the Note or any other instrument serving the Note notwithstanding.
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SECTION 6.MISCELLANEOUS
Section 6.1    Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, premises and agreements in this Deed of Trust contained by or on behalf of the Grantor, or by or on behalf of the Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.
Section 6.2    Severability.. The unenforceability or invalidity of any provision or provisions of this Deed of Trust shall not render any other provision or provisions herein contained unenforceable or invalid.
Section 6.3    Addresses for Notices and Demands. All communications provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when received (or refused) delivered personally or when deposited in the United States mail, registered or certified, postage prepaid, or by prepaid overnight air courier, addressed as follows:

If to the Grantor:	Clark County Las Vegas Stadium, LLC
13355 Noel Rd 22nd Floor
Dallas, Texas 75240
Attention: Legal Department

If to the Beneficiary:	Wells Fargo Trust Company, National
Association, as Trustee
MAC: U1228-051
299 South Main Street, 5th Floor
Salt Lake City, Utah 84111
Attention: Corporate Trust Lease Group
LVCVA (Las Vegas, NV)
or as to either party at such other address as such party may designate by notice duly given in accordance with this Section to the other party.
Section 6.4    Headings and Table of Contents. The headings of the sections of this Deed of Trust and the table of contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.
Section 6.5    Release of Deed of Trust. The Beneficiary shall release this Deed of Trust and the lien hereof by proper instrument or instruments upon payment in full of all Indebtedness Hereby Secured.
Section 6.6    Counterparts. This Deed of Trust may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Deed of Trust.
Section 6.7    Successor Trustee. The Beneficiary may, at any time, by instrument in writing, appoint a successor or successors to, or discharge and appoint a new Trustee in the place
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of, any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by the Trustee, and recorded in the office of the County Recorder of the county wherein the Granted Property is situated, shall be conclusive proof of the proper substitution of such successor or successors or new Trustee, who shall have all the estate powers, duties, rights and privileges of the predecessor Trustee.
SECTION 6.8    Intentionally Omitted.Time. Time shall be of the essence for this Deed of Trust.
Section 6.10    Limitations of Liability. Notwithstanding anything to the contrary contained in the Operative Agreements, except as set forth in the Indemnity and Guaranty Agreement and the Hazardous Material Indemnity Agreement, no Person who directly or indirectly owns any membership or other equity interest in the Grantor (each, a "Non-Recourse Person ”) shall have any personal liability for (i) the payment of any sum of money which is or may be payable under the Note or any other Operative Agreement, including, but not limited to, the repayment of the Note or (ii) the performance or discharge of any covenants, obligation or undertakings of the Grantor under any Operative Agreement, and no monetary or deficiency judgment shall be sought or enforced against any Non-Recourse Person with respect thereto. Nothing in this Section 6.10 is intended to or shall in any way affect or invalidate any lien or security interest created by this Deed of Trust. This Section 6.10 shall not be construed to prohibit the joining of the Grantor in any foreclosure procedure involving the Granted Property. This Section 6.10 shall not in any way affect the obligations of the LVCVA under the Naming Rights Agreement, any tenant under the Leases or any Lease Guarantor under any Lease Guaranty.
Section 6.11    Expenses, Stamp Tax Indemnity. Whether or not the Note is sold, the Grantor will pay all expenses relating to the Operative Agreements, including but not limited to: (i) the cost of reproducing the Operative Agreements; (ii) the reasonable fees and disbursements of Mayer Brown LLP, special counsel for the beneficial holder of the Note; (iii) the Beneficiary’s out-of-pocket expenses; (iv) all recording and filing fees and stamp taxes in connection with the recordation or filing and rc-recordation or re-filing of the items referred to in Section 3.1(b) of the Note Purchase Agreement; (v) the reasonable fees and disbursements of the title company referred to in Section 3.2(c) of the Note Purchase Agreement in connection with the issuance of the title insurance policy and the reasonable fees and disbursements of the civil engineer or surveyor which conducted the survey referred to in Section 3.2(b) of the Note Purchase Agreement in connection with the preparation of such survey; (vi) the reasonable fees and disbursements of (a) the Person that prepared the Environmental Assessment referred to in Section 3.2(d) of the Note Purchase Agreement, (b) the Person that prepared the appraisal referred to in Section 3.2(e) of the Note Purchase Agreement, (c) the Construction Monitor, and (d) the Construction Escrow Agent; (vii) the reasonable fees and disbursements of the Escrow Agent in connection with its duties under the Escrow and Servicing Agreement; and (viii) all expenses relating to any amendments, waivers or consents pursuant to the provisions of any of the Operative Agreements, including without limitation, any amendments, waivers or consents resulting from any work-out, restructuring or similar proceedings relating to the performance by the Grantor of its obligations under any of the Operative Agreements or relating to the performance by the LVCVA of its obligations under the Naming Rights Agreement. The
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obligations of the Grantor under this Section 6.11 shall survive the payment or prepayment of the Note and the termination of any of the Operative Agreements.
Section 6.12    Cooperation. The Grantor acknowledges that the Beneficiary and its successors and assigns may (a) sell, transfer or assign this Deed of Trust, the Note and the Operative Agreements to one or more investors as a whole loan, in a rated or unrated public offering or private placement, (b) participate the loan (the “Loan”) secured by this Deed of Trust to one or more investors in a rated or unrated public offering or private placement, (c) deposit this Deed of Trust, the Note and the Operative Agreements with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets in a rated or unrated public offering or private placement, or (d) otherwise sell the Loan or any interest therein to investors in a rated or unrated public offering or private placement (the transactions referred to in clauses (a) through (d) are hereinafter referred to as “Secondary Market Transactions”) ; provided that (i) the Beneficiary has first notified the Grantor of its intention to sell a participation or other interest in the Loan and the Grantor and the Beneficiary have obtained the prior written approval of MiLB and the governing minor league to such sale of a participation or other interest in the Loan, provided, further, that it shall not be necessary to provide any such notice or obtain MiLB and governing minor league approval for a sale of a participation by the Beneficiary to any Pre-Approved Assignee. The Grantor shall, at Beneficiary’s expense, cooperate in good faith with Beneficiary in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements reasonably imposed by the participants involved in any Secondary Market Transaction (including without limitation, an institutional purchaser, participant or investor) including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel reasonably acceptable to such other purchasers, participants or investors may require; provided, however, that the Grantor shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note, or (iv) any other material terms or covenants of the Loan. The Grantor shall provide such information and documents relating to the Grantor, the Granted Property and the LVCVA as Beneficiary shall reasonably request. The Grantor acknowledges that certain information regarding the Loan and the parties thereto and the Granted Property may be included in a private placement memorandum, prospectus or other disclosure documents.
Section 6.13    Intentionally Omitted.
Section 6.14    NAIC Filing. The Grantor hereby represents and warrants to, and covenants with, the Trustee and the Beneficiary that as of the date hereof and until such time as the Indebtedness Hereby Secured shall be indefeasibly paid in full, the Grantor will take all such actions and otherwise cooperate with any request made by the Beneficiary, the Trustee or any of their respective special counsel which is reasonably necessary to ensure that the subject transaction shall be eligible for “Schedule D” reporting on the Beneficiary’s NAIC Annual Statement and, if the NAIC determines that the Beneficiary’s investment in the Note is not eligible for such “Schedule D” reporting, the Grantor will take such actions and otherwise cooperate with any request made by the Beneficiary or its counsel which is reasonably necessary to obtain such eligibility; provided, however, that (i) the Beneficiary acknowledges and agrees that the Grantor shall not be required to make any change or amendments which would have a
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material adverse monetary effect on the Grantor or materially increase the obligations of the Grantor under the Operative Agreements and (ii) if required by the NAIC or any other regulatory body that the Beneficiary or any holder of a Trust Certificate is subject to, the Grantor shall, at its sole cost and expense, obtain and maintain a legal entity identifier or other globally recognized identifier. For purposes of this Section 6.14, any reference to Beneficiary shall also include any beneficial owner of the Beneficiary or any beneficial holder or other holder of the Note or any portion thereof.
Section 6.15    Commitment. The terms and conditions of the commitment and/or loan application entered into by or on behalf of the Grantor with respect to the transactions contemplated by the Operative Agreements are hereby incorporated herein by this reference and the Indebtedness Hereby Secured is hereby made expressly subject thereto. In the event of a conflict between the terms and conditions contained in such commitment and/or loan application on the one hand and the terms and conditions contained herein and in the other Operative Agreements on the other hand, the terms and conditions contained herein and in the other Operative Agreements shall control.
Section 6.16    Usury Savings Clause. Interest on the Indebtedness Hereby Secured by this Deed of Trust shall not exceed the maximum amount of non-usurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the Indebtedness Hereby Secured or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be cancelled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the Indebtedness Hereby Secured or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this Deed of Trust and all other Operative Agreement and instruments concerning the Indebtedness Hereby Secured.
Section 6.17    Certain Prohibited Amendments. If the Note is secured by a Special Risk Policy, the Beneficiary shall not consent to or otherwise approve any amendment or modification to any Operative Agreement that increases the Loss Amount (as defined in the Special Risk Policy) without the prior written consent of the Special Risk Insurer.
SECTION 7.DEED OF TRUST PROVISIONS.
Section 7.1    Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to the Grantor and to Beneficiary. Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever
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this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.
Section 7.2    Trustee's Fees. The Grantor shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.
Section 7.3    Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Deed of Trust or the other Operative Agreements, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Granted Property for debts contracted for or liability or damages incurred in the management or operation of the Granted Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered.
Section 7.4    Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.
Section 7.5    Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from the Grantor by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds,
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conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by the Grantor.
Section 7.6    Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee’s place.
SECTION 8.CONCERNING THE BENEFICIARY.
It is expressly understood and agreed by the parties hereto and the holders of the Trust Certificates that, (a) this Deed of Trust is made in favor of the Beneficiary not in its individual or personal capacity but solely in its capacity as Trustee under the Trust Agreement on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it as Trustee under the Trust Agreement, subject to the protections, indemnities and limitations from liability afforded to the Trustee thereunder; (b) in no event shall Wells Fargo Trust Company, National Association, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust (or on behalf of the Trust) hereunder, as to all of which recourse shall be had solely to the Trust Property of the Trust; (c) nothing contained herein shall be construed as creating any liability on Wells Fargo Trust Company, National Association, individually or personally, to perform any expressed or implied covenant, duty or obligation of any kind whatsoever contained herein; and (d) under no circumstances shall Wells Fargo Trust Company, National Association, be personally liable for the payment of any fees, costs, indebtedness or expenses of any kind whatsoever or, except as set forth in Section 6.01(c) of the Trust Agreement, be personally liable for the breach or failure of any obligation, representation, agreement, warranty or covenant whatsoever made or undertaken by the Trustee or the Trust hereunder. In acting pursuant to this Deed of Trust, Wells Fargo Trust Company, National Association, in its capacity as Trustee, shall have the benefit of all of the rights, protections, limitations on liability and indemnities as provided to it in its capacity as Trustee under the Trust Agreement.
Notwithstanding anything contained herein, it is expressly understood that Beneficiary is acting as a trustee, and whenever any consent, approval, determination of acceptability, or other action of the Beneficiary is contemplated hereby, Beneficiary may act in accordance with the instructions of the appropriate percentage of certificate holders (pursuant to the Trust Agreement), or otherwise in accordance with the terms and provisions of the documents creating and relative to the administration of the Trust, and not on its own discretion.
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SECTION 9GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.
THIS DEED OF TRUST SHOULD BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA. THE GRANTOR AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEVADA AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED IN ANY OF THE AFOREMENTIONED COURTS. THE GRANTOR HEREBY KNOWINGLY AND FREELY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE EXTENSION OF CREDIT EVIDENCED BY THE NOTE, THIS DEED OF TRUST OR THE OTHER OPERATIVE AGREEMENTS OR ANY ACTS OR OMISSIONS OF GRANTEE, ITS OFFICERS, EMPLOYEES DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

Initials of Grantor:	/s/ GH
[Signatures on Next Page]
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IN WITNESS WHEREOF, the Grantor has caused this Deed of Trust to be executed, all as of the day and year first above written.

CLARK COUNTY LAS VEGAS STADIUM, LLC a
Delaware limited liability company

By	/s/ Grant Herlitz
Name: Grant Herlitz
Title: President

Clark County Las Vegas Stadium, LLC	Deed of Trust, Security Agreement, Assignment
of Leases and Rents and Fixture Filings Statement

STATE OF Texas	)
)
COUNTY OF Dallas	)

This instrument was acknowledged before me on July 6, 2018, by Grant Herlitz, as President of Clark County Las Vegas Stadium, LLC, a Delaware limited liability company.

/s/ Marissa Henderson
Signature of Notarial Officer

		My Commission Expires:	8-22-18